                                                                   Exhibit 10.14

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                              ST. JAMES ASSOCIATES

                                                       Dated: September 12, 1977

                              ST. JAMES ASSOCIATES

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 1. Definitions                                                               1
 2. Formation                                                                 6
 3. Name                                                                      6
 4. Term                                                                      6
 5. Purpose                                                                   6
 6. General and Limited Partners                                              7
 7. Capital Contributions                                                     7
 8. Additional Capital                                                        7
 9. Rights, Duties and Obligations of Partners                               11
10. Profits and Losses, Distributions                                        19
11. Restrictions on Transfer                                                 27
12. Death, Retirement, Bankruptcy, etc. of a General Partner                 36
13. Limited Partners                                                         36
14. Termination                                                              38
15. Representations and Covenants of the Stillman Group                      39
16. Indemnity                                                                42
17. Books and Records                                                        43
18. Bank Accounts                                                            45
19. Power of Attorney                                                        45
20. Distribution after Termination                                           47
21. Withdrawal                                                               48
22. Arbitration                                                              48
23. Notices                                                                  49
24. Captions                                                                 50
25. Variations in Pronouns                                                   50
26. Miscellaneous                                                            50

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                              ST. JAMES ASSOCIATES

            LIMITED PARTNERSHIP AGREEMENT made as of this 12th day of September, 1977, by and among the parties signing this agreement.

                                   WITNESSETH:

1. DEFINITIONS

            The following terms shall have the following meanings:

            (A) "Act" shall mean the Securities Act of 1933 as amended;

            (B) "Affiliate" shall have the meaning set forth in Rule 405 promulgated under the Act;

            (C) "Agreement" shall mean this partnership agreement between the General Partners and the Limited Partners, pursuant to which the Partnership is organized;

            (D) "Available Funds" shall have the meaning set forth in Article 10 ["Profits and Losses, Distributions"];

            (E) "Balance Sheet" shall have the meaning set forth in Article 15 ["Representations and Covenants of the Stillman Group"];

            (F) "Contracts" shall have the meaning set forth in Article 15 ["Representations and Covenants of the Stillman Group"];

            (G) "Capital Percentage" shall mean the ratio of the capital contributed by a Partner to the capital contributed by all Partners as set forth on Exhibit "A" as the same may be adjusted as permitted herein;

            (H) "Corporate General Partner" shall mean Chamblair Realty, Inc. one of the General Partners of the Partnership;

            (I) "Distributions" shall have the meaning set forth in Article 10 ["Profits and Losses; Distributions"];

            (J) "Excess Proceeds" shall have the meaning set forth in Article 10 ["Profits and Losses; Distributions"];

            (K) "General Partners" shall mean Alan N. Stillman and Chamblair Realty, Inc., as a group;

            (L) "Group" shall mean the Investor Group or the Stillman Group, as the context requires;

            (M) "Incentive Management Fee" shall have the meaning set forth in
            Article 9 ("Rights, Duties and Obligations of Partners");

            (N) "Interest Notice of Election" shall have the meaning set forth in Article 11 [Restrictions on Transfer"]

            (0) "Interest Offered Price" shall have the meaning set forth in
            Article 11 ["Restrictions on Transfer"];

            (P) "Interest Option Notice" shall have the meaning set forth in
            Article 11 ["Restrictions on Transfer"];

            (Q) "Investor Group" shall mean the following Partners: Leon Levy, Jack Nash, Dr. Albert Willner, Myron Chase, James H. Levi, Peter Venison, Arnold Adlin, Colin Keith and the Corporate Partner, and any successor or assign of any of the foregoing to the extent of the interest assigned, jointly (except as otherwise provided in the Agreement) and severally;

            (R) "Limited Partner" shall mean any limited partner of the Partnership and "Limited Partners" shall mean each limited partner collectively;

            (S) "Mortgage Proceeds" shall have the meaning set forth in Article 10 ["Profits and Losses; Distributions"]

            (T) "Net Profits or Net Losses" shall mean the gross revenues received by the Partnership from operations less Operating Expenses;

            (U) "New Master Limited Partnership" shall have the meaning set forth in Article 9 ("Rights, Duties and Obligations of Partners").

            (V) "Notice of Election" shall have the meaning set forth in Article 11 ["Restrictions on Transfer"];

            (W) "Offered Price" shall have the meaning set forth in Article 11 ["Restrictions on Transfer"];

            (X) "Offering Partner" shall have the meaning set forth in Article 11 ["Restrictions on Transfer"];

            (Y) "Operating Expenses" shall mean all expenses of the Partnership except depreciation, investment credit, sales tax, mortgage recording tax, transfer tax, franchise taxes, occupancy taxes, if any, unincorporated business taxes, charitable contributions, interest, rent, if any, real estate taxes and other similar items (however, any of the foregoing may be characterized for tax purposes);

            (Z) "Option Notice" shall have the meaning set forth in Article 11 ["Restrictions on Transfer"];

            (AA) "Partner" shall mean any signatory hereto (including the General Partners) and a successor or assign thereof upon the admission of such successor or assign as a Partner;

            (BB) "Partnership" shall mean the Partnership organized under this Agreement and the certificate filed pursuant thereto;

            (CC) "Property" shall mean the leasehold interest in the land and building (collectively) on which the Restaurant is operated;

            (DD) "Restaurant" shall mean a first-class restaurant serving steak and other meat and fish dinners and beverages to patrons primarily for sit-down on-premises consumption at 797 Third Avenue, New York City;

            (EE) "Realty Partnership" shall mean a New York limited partnership known as M W Realty Associates;

            (FF) "Realty Partnership Agreement" shall mean the limited partnership agreement under which the Realty Partnership was organized;

            (GG) "Recipient" shall have the meaning set forth in Article 11 ["Restrictions on Transfer"];

            (HH) "Recipient Group" shall have the meaning set forth in Article 11 ["Restrictions on Transfer"];

            (II) "Sales Proceeds" shall have the meaning set forth in Article 10 ["Profits and Losses; Distributions"];

            (JJ) "Stillman" shall mean ALAN N. STILLMAN, one of the General Partners;

            (KK) "Stillman Group" shall mean the following Partners: Stillman, Bennett Benson, Ernest Kalman Stanley Blumenfeld, Eugene Byrne, James Gannon and Joseph Phair, and any successor or assign of any of the foregoing, to the extent of the interest assigned, jointly and severally;

            (LL) "Supplemental Capital Contribution shall have the meaning set forth in Article 8 ["Additional Capital"];

            (MM) "Supplemental Contributor" shall have the meaning set forth in
            Article 8 ["Additional Capital"];

            (NN) "Term" shall have the meaning set forth in Article 4 ["Term"].

2. FORMATION

            The parties hereto do hereby form a limited partnership (the "Partnership") pursuant to the provisions of the Uniform Limited Partnership Law of the State of New York. The office of the Partnership shall be c/o TWTF Restaurant Group, 401 East 63rd Street, New York, N. Y. 10022, or such other place as the General Partners may determine.

3. NAME

            The Partnership shall be conducted under the firm name and style of ST. JAMES ASSOCIATES.

4. TERM

            The term of the Partnership ("Term") shall commence as of the date hereof and continue until terminated as provided in Article 14 ("Termination").

5. PURPOSE

            The principal purpose of the Partnership is to operate the Restaurant in a portion of the building located on the real property at the corner of Third Avenue and East 49th Street (said real property and building and any fixtures or personal property owned by the Partnership and located therein being hereafter collectively called the "Property") and to conduct therein all other activities related to such Restaurant.

6. GENERAL AND LIMITED PARTNERS

            (A) GENERAL PARTNERS

                  ALAN N. STILLMAN, residing at 322 East 57th Street, New York City ("Stillman") and CHAMBLAIR REALTY, INC., a New York corporation, with an office c/o Warshaw, Sylvester, Burstein & Franks, at 555 Fifth Avenue, New York,
N. Y. 10017, shall be the General Partners.

            (B) LIMITED PARTNERS

                  The Limited Partners shall be the persons whose names, addresses, Group and respective Capital Percentages appear on Exhibit A as Limited Partners.

7. CAPITAL CONTRIBUTIONS

            The capital contributions with which the Partnership shall commence business is $275,000. Each of the Partners has contributed to the capital of the Partnership, in cash, the sum set forth opposite his name on Exhibit A.

8. ADDITIONAL CAPITAL

            (A) No Partner is required to make an additional capital contribution except as set forth in subparagraph (B). However, voluntary capital contributions are permitted under the circumstances set forth below in subparagraphs (C)-(D) of this Article 8.

            (B) If the Partnership requires additional funds at any time, or from time to time, the Stillman Group shall advance and re-advance the first $50,000 of those funds, and if $50,000 has been so advanced by the Stillman Group and has not been repaid, in whole or in part, by the Partnership, the members of the Investor Group shall (subject to compliance by the Stillman Group with its obligations hereunder) advance and re-advance, as and when needed by the Partnership, as determined by the General Partners in their reasonable discretion (which discretion may be exercised notwithstanding the willingness of Partners or others to lend the Partnership money as permitted under Article 9 ["Rights, Duties and Obligations of Partners"] their respective PRO RATA shares of a total of $50,000 (each Partner to advance up to the amount set forth on Exhibit A opposite his name), provided however if, at any time, the unrepaid advances of the Stillman Group is less than $50,000, the Stillman Group shall first advance the difference and only after the total of all advances by the Stillman Group which remains unrepaid by the Partnership aggregates $50,000 may the Investor Group be requested, as set forth above, to advance or re-advance any portion of the next $50,000; and provided further however, that the obligation of the Stillman Group and the Investor Group under this subparagraph
(B) shall not, at any time, exceed the aggregate of $100,000 and shall be reduced by the amount of any sums advanced and unrepaid under subparagraph (B) of Article 8 of the Realty Partnership Agreement. All sums advanced hereunder shall be repaid, without interest, as provided in Article 10 ("Profits and Losses; Distributions").

            (C) If, at a time when the Partners are not obligated under subparagraph (B), the business of the Partnership requires additional funds, or if the contributions so required under subparagraph (B) are not made, the General Partners, without waiving any other rights they may have, shall submit to the Partners a plan to obtain such additional funds through PRO RATA voluntary contributions 58.3333% thereof from the Stillman Group and 41.6667% thereof from the Investor Group. If Partners holding an aggregate of 67 in Capital Percentage (including members of the Investor Group holding 67 in Capital Percentage) then approve the plan, the General Partners shall implement it and all Partners shall be bound thereby. If the Plan is not so approved, or if having been approved is not implemented in accordance with its terms, the General Partners acting jointly may either (1) seek to obtain a voluntary capital contribution or contributions to the Partnership from one or more persons, firms or corporations (including but not limited to, existing Limited Partners who are members of the Investor Group, the General Partners, or Affiliates of any of the foregoing) desiring to make a capital contribution to the Partnership of all or part of the required additional funds, upon such terms and conditions, and with such dilution or priorities in allocations or Distributions or both (including adjustments in Capital Percentages) as the General Partners may reasonably determine, and may admit additional partners for this purpose; or (2) obtain from one or more persons, firms or corporations (including but not limited to, existing Partners or Affiliates of the foregoing) loans of such sums as are felt necessary, which loans shall be repayable on such terms as may be agreed to by the General Partners, as permitted under Article 9 ("Rights, Duties and Obligations of Partners"). (Any such voluntary contributions to the Partnership by a person, firm or corporation [including but not limited to such existing

Partners or Affiliates of any of the foregoing] shall be called a "Supplemental Capital Contribution" and the person, firm or corporation making such Supplemental Capital Contribution shall be called a "Supplemental Contributor".) To the extent any Supplemental Capital Contributions in excess of the amounts needed are contributed, such excess Supplemental Capital Contributions shall be promptly returned in such proportion as the General Partners shall determine, without interest, to each Supplemental Contributor, but the Supplemental Contributor shall not be entitled to the benefits of subparagraphs (C) and (D) with respect to such excess.

            (D) Upon the making of a Supplemental Capital Contribution, the Supplemental Contributor shall receive from the Net Profits, Net Losses and Distributions, such priorities and preferences, and in addition, the Capital Percentage that the General Partners shall reasonably determine to be appropriate.

            (E) Each of the Partners acknowledges that his failure to make the capital contribution required under subparagraph (B) and the subsequent need for funds at a time when the Partners are not obligated thereunder may subject the Partnership and each of the other Partners to losses in an amount presently impossible to calculate with any accuracy. Accordingly, each Limited Partner accepts the procedure whereby his Partnership interest may be diluted or subordinated as provided in subparagraphs (C) and (D) of this Article, and as permitted under Article 9 ("Rights, Duties and Obligations of Partners") as fair compensation for the loss (in the nature of liquidated damages) which the Partnership and the Partners who do make capital contributions will suffer, and not as a penalty. Furthermore, except as provided for in this Article, neither the Partnership nor any Partner or other person, firm or corporation shall have any other remedies, and no Partner shall be subject to any liability other than as set forth in this Article arising from the failure of a Partner to volunteer to make capital contributions. The personal liability of the Partners to make capital contributions under subparagraph (B) shall be limited to the respective sums set forth on Exhibit A, opposite each Partner's name, plus interest as permitted by law.

            All contributions made under this Article shall be sent to the principal office of the Partnership in the manner set forth in the notice, or to such other place as set forth in a notice.

9. RIGHTS, DUTIES AND OBLIGATIONS OF PARTNERS

            (A) Except as specifically qualified by this Agreement, the General Partners shall have all the rights and powers and be subject to all of the restrictions and liabilities of a general partner under the Uniform Limited Partnership Law of the State of New York.

            (B) As part of the ordinary business of the Partnership, the General Partners shall manage the affairs of the Partnership and, in that connection, without limitation, have all the powers of a partner in a partnership which is not a limited partnership and owns, operates and manages a first-class restaurant open to the public.

            (C) The General Partners may, but are not required to borrow from any source, including Partners, or the Realty Partnership or Affiliates thereof, upon such terms as the General Partners may determine. In connection with any such loan which may be made, the General Partners may also agree to repay such loan with or without interest prior to making any Distributions under Article 10 ("Profits and Losses; Distributions").

            (D) Each Partner recognizes that the other Partners and their respective Affiliates are presently engaged in other business ventures and activities which could be considered to be competitive with the activities of the Partnership. The General Partners and any Limited Partner may engage in other business ventures of every nature and description, independently or with others, including but not limited to, the real estate or restaurant businesses in all its phases, even if same competes with the Partnership, and neither the Partnership nor any Partner hereof shall have any rights in and to said independent venture, or the income or profits derived therefrom, by reason of his interest in this Partnership.

            (E) The Stillman Group shall receive, as an Incentive Management Fee, $30,000 PER ANNUM paid at the time described in and subject to the conditions of subparagraphs (F)(9) and, if applicable, F(8) of Article 10 ("Profits and Losses; Distributions") and the share of Distributions allocated to the Stillman Group as provided for in subparagraph (F)(6), (F)(7), (F)(10) and (G) of Article 10 ("Profits and Losses; Distributions").

            (F) Subject to the subsequent provisions of this subparagraph (F), the General Partners may employ, on behalf of the Partnership, such persons, firms or corporations as it, in its sole judgment, shall deem advisable, necessary or helpful for the proper and efficient operation and management of the business of the Partnership, including a general contractor or management agents, investment advisors, brokers, accountants and lawyers, even if any is an Affiliate, on such terms and for such compensation as they, in their sole judgment shall determine, provided the compensation and terms are comparable to those generally available in New York City from firms which are not related. The fact that a Partner or any member of the family of a Partner or Affiliate of a Partner is directly or indirectly interested in or connected with any person, firm or corporation employed by the Partnership to render or perform a service, or from which or whom the Partnership may buy merchandise or other property, shall not prohibit the General Partner from employing such person, firm or corporation or from otherwise dealing with him or it, provided the terms and compensation are comparable with those available in New York City from firms which are not related. Without limiting the foregoing, TWTF Restaurant Group may be retained by the Partnership to provide the Partnership and the Realty Partnership with all necessary bookkeeping, accounting and normal legal services for which it will be paid an annual fee of 2.3% of all Sales (hereafter defined) for Sales in such year of $2 million or less, and 1.3% of all Sales in such year which exceed $2 million. As used herein, the term "Sales" shall mean all monies received by the Partnership or for its account, from the operation of the

Restaurant, in cash, by credit card or otherwise, but less, as to all the foregoing, in respect of the Restaurant, bona fide refunds to customers, gratuities and tips in fact paid out by the Partnership to employees of the Restaurant, the value of meals served to employees and taxes imposed and paid by the Partnership on customer checks. If any portion of the Property is occupied by TWTF Restaurant Group, or any Affiliate, except as an office of the manager used exclusively for the business of the Partnership or the Realty Partnership, TWTF Restaurant Group or such Affiliate shall pay fair rental value therefor.

            (G) The General Partners are hereby authorized without limitation
(1) to maintain title to the assets of the Partnership in the name of an individual or corporate nominee or (2) to transfer such assets to a duly organized corporation in exchange for stock in said corporation, if in their sole judgment and discretion the corporate form of organization would best serve the interests of the Partners hereto. Each Partner shall have the same proportionate beneficial interest in the stock of said corporation as he had with respect to the Partnership but the stock may be issued in the name of the General Partners and held in trust for the benefit of the Partners. Officers and Directors of such corporation shall be elected by the Partners upon such terms and conditions as the General Partners, in their sole discretion, deem advisable. The General Partners may elect to distribute the stock to the Partners, in which event the Partners, as stockholders, shall continue to be bound by the provisions of Article 9 ("Rights, Duties and Obligations of Partners") and Article 10 ("Profits and Losses, Distributions") and Article 8 ("Additional Capital") of this Agreement except that the difference between the fair market value of the stock (determined by an independent appraisal of the assets of the corporation) and the value at which it is carried on the books of the Partnership shall be determined, and the difference shall be credited or charged to the Partners in accordance with their Capital Percentages.

            (H) Notwithstanding the provisions of subparagraph (G) of this Article, the Corporate General Partner may at any time elect to organize a new limited partnership (the "New Master Limited Partnership"), in which event the members of the Investor Group will if requested by the Corporate General Partner at any time, or from time to time, assign all, or any part, of their respective partnership interests in the Partnership to such New Master Limited Partnership and such New Master Limited Partnership may become a limited partner of this partnership. The partnership agreement of the New Master Limited Partnership shall contain terms and conditions substantially similar to those of this Agreement but in addition shall contain such additional terms and conditions as may be reasonably requested by the members of the Stillman Group to protect the rights and privileges of the Stillman Group under this Agreement. After the transfer to the New Master Limited Partnership the general partner thereof may, in his or its discretion, determine that it be preferable that the partners of the New Master Limited Partnership again be limited partners of this Partnership; in which event such partnership interests will, if requested, be re-transferred, in whole or in part as so requested, to this Partnership whereupon the assignees may again request to become Limited Partners of this Partnership, but shall otherwise be revested with their other rights and privileges hereunder.

            (I) No General Partner shall be liable, responsible or accountable in damages or otherwise to any of the Limited Partners, for acts performed within the scope of the authority conferred by this Agreement, except for acts of willful misconduct, fraud, bad faith or gross negligence, PROVIDED FURTHER HOWEVER, that such limitation shall not affect any of the rights granted the Partners by the Act.

            (J) The General Partner shall, if requested, make the election described in Section 754 of the Internal Revenue Code, or provisions comparable thereto, at the time of such election.

            (K) The powers and rights of the General Partners, conferred under this Agreement or by law, may be exercised by either of them except:

            (1) Where the vote of the Partners is required as set forth in subparagraph (L) of this Article 9; and

            (2) The Corporate General Partner shall devote or cause to be devoted to the Partnership business such time and effort which in its sole discretion it feels is necessary for the proper conduct of the business of the Partnership, and Stillman shall supervise the ownership and day-to-day management of the Property and Restaurant without, except as set forth below, obtaining the approval of the Corporate General Partner; and

            (3) The consent or approval of all General Partners shall be required for any decision concerning:

                  (a) the need for and method of obtaining additional funds
            solicited under Articles 8 ("Additional Capital") or 9 ("Rights, Duties and Obligations of Partners") and the admission of a new partner or the granting of any preferences to an existing Partner;

                  (b)(i) the sale, leasing or mortgaging of the Property or
            Restaurant, or (ii) the modification of any existing mortgage, lease or similar document;

                  (c) the granting of an option to purchase or lease the
            Property or Restaurant;

                  (d) changing the operation of the Property from a Restaurant;

                  (e) incurring of an obligation -- contingent or otherwise --
            in excess of $5,000.00, in one transaction or in a series of related transactions, (except for the incurring in a single transaction or series of related transactions the customary obligations of a restaurant business in excess of $10,000.00) or incurring any liability or obligations with an Affiliate;

                  (f) the making of any capital improvement in excess of
            $10,000.00 to the Property or Restaurant;

                  (g) determining insurance coverage and limits;

                  (h) determining whether to cease conducting business;

                  (i) the content of the Partnership tax returns;

                  (j) determination of Sales, Net Profits, Net Losses, Available
            Funds, Distributions and Excess Proceeds;

                  (k) the institution of a lawsuit in which a claim of more than
            $3,000.00 is made or the selection of counsel in any action in which the Partnership is a party; and

                  (l) such other matters as provided in this Agreement are to be determined by "the General Partners".

            If all of the General Partners cannot agree on a decision concerning a matter in subparagraph (K)(3), the issue shall be submitted to Arbitration as provided under Article 22 ("Arbitration").

            (L) Notwithstanding the determination of both the General Partners to act, no action by the General Partners concerning a matter described in subdivisions 3(a), (b)(i), (c) or (h) of subparagraph (K) of Article 9 shall be valid unless concurred in or ratified in writing by the holders of 67 in Capital Percentage, including 67 in Capital Percentage of the Investor Group.

10. PROFITS AND LOSSES: DISTRIBUTIONS

            (A) The following terms shall have the following meanings:

                  (1) "Available Funds" shall mean all cash on hand, as
            determined by the General Partners, exclusive of Excess Proceeds (hereinafter defined), less any funds the General Partners may deem advisable to retain as reserves. At such time as the General Partners determine that the unused balance of any such reserves previously retained out of funds which would otherwise have been Available Funds are no longer necessary, the same shall thereupon be deemed Available Funds.

                  (2) "Distributions" shall mean Available Funds or Excess
            Proceeds paid to the Partners during any fiscal year.

                  (3) "Excess Proceeds" shall mean the aggregate of Sales
            Proceeds and Mortgage Proceeds.

                  (4) "Sales Proceeds" shall mean the net cash proceeds of sale of all or any part of the Partnership assets, including a purchase money mortgage (but excluding interest thereon which shall be deemed Available Funds) and including the net proceeds of a taking in condemnation or threat thereof, or by any right of eminent domain, and the insurance proceeds available after payment of expenses incurred to collect such proceeds and after any application which may be required to restore the Property or Restaurant, less any funds the General Partners may deem advisable to retain as reserves. At such time as the General Partners determine that the unused balance of any such reserves previously retained out of funds which would otherwise have been Sales Proceeds are no longer necessary, the same shall thereupon be deemed Sales Proceeds.

                  (5) "Mortgage Proceeds" shall mean the net cash proceeds of
            (i) borrowing by the Partnership, (ii) refinancing of any mortgage,
            (iii) advances or additional advances under any mortgages, or (iv) sale-leaseback, after deducting

                  (a) expenses, including amounts paid to brokers, in connection with the foregoing;

                  (b) sums sufficient for the payment of the mortgage or other indebtedness being refinanced and all other obligations required to be satisfied therefrom, provided, however, when the unused balance of any reserves retained are no longer needed to be reserved for such purposes, the same shall thereupon be deemed Mortgage Proceeds;

                  (c) cost of performance of all alterations, repairs, capital improvements or other work or the taking of any other action required by the mortgagee; and

                  (d) the use or the establishment of any reasonable reserves for working capital or for alterations, repairs or capital improvements or other work deemed advisable by the General Partners whether or not for the foregoing purposes, provided however that as the unused balance of any such reserves so retained are no longer necessary, the same shall become Mortgage Proceeds.

            (B) From and after the date of this Agreement and until the termination of the Partnership, no Distributions to the Partners shall be made except as provided in this Article.

            (C) The fiscal year of the Partnership shall be the calendar year.

            (D) The profits and losses of the Partnership during each fiscal year shall be computed as required under this Agreement and otherwise in accordance with the principles generally accepted for tax accounting purposes and shall be allocated among the Partners as follows:

                  (1) First, each item of depreciation, investment credit, sales tax, mortgage recording tax, transfer tax, franchise taxes, occupancy tax, if any, unincorporated business taxes, charitable contributions, interest, rent, if any, real estate taxes, Net Losses and other similar items (however, any of the foregoing may be characterized for tax purposes) available to the Partnership shall be allocated 16.6667% thereof to the Stillman Group and 83.3333% thereof to the Investor Group, to be divided among each Partner in accordance with his respective Capital Percentage; and then

                  (2) Net Profits of the Partnership after adjustment for the foregoing items, shall be allocated 58.3333% thereof to the Stillman Group and 41.6667% thereof to the Investor Group, to be divided among each Partner in accordance with his Capital Percentage; and

                  (3) Net Profits of the Partnership from a sale of all or any part of the Property shall be allocated as follows:

                  (a) In the manner set forth in subparagraph (F)(6) of this Article; then

                  (b) In the manner set forth in subparagraph (F)(7) of this Article; then

                  (c) In such amount as will, after the allocations set forth in subparagraphs (D)(1), (D)(2), (D)(3)(a) and (D)(3)(b), bring the balance of the capital accounts of the Stillman Group and the Investor Group into the ratio 58.3333 to 41.6667; and

                  (d) The balance, if any, in the manner set forth in subparagraph (F)(10) of this Article.

            If any Partner was not a Partner (or assignee) for an entire year, the foregoing allocations to such Partner shall be the proportion thereof consistent with the portion of the year during which he was a Partner.

            (E) The General Partners shall, from time to time, as they deem appropriate, but at least monthly, determine the amount of Available Funds and Excess Proceeds, if any.

            (F) For each fiscal year (considered independently without reference to any previous fiscal year except as set forth below), any Available Funds or Excess Proceeds, or both, shall be paid in the following manner, amount and sequence:

                  (1) Available Funds or Excess Proceeds, or both, shall be paid to the Partners to whom preferences in Available Funds or Excess Proceeds have been promised as conditions to their making capital contributions or loans under the provisions of Article 8 ("Additional Capital") and 9 ("Rights, Duties and Obligations of Partners") and have not been previously repaid hereunder or under subparagraph (F)(1) of Article 10 of the Realty Partnership Agreement; and then

                  (2) Available Funds or Excess Proceeds, or both, shall be paid to the members of the Investor Group who have made advances as contemplated by Article 8(B) ("Additional Capital") to the extent that such sums, without interest thereon have not been previously re-paid hereunder or under subparagraph (F)(2) of Article 10 ("Profits and Losses; Distributions") of the Realty Partnership Agreement; then

                  (3) Available Funds or Excess Proceeds, or both, shall be paid to the Stillman Group who have made advances as contemplated by
            Article 8(B) ("Additional Capital") to the extent that such sums, without interest thereon, have not been previously repaid hereunder or under subparagraph (F)(3) of Article 10 ("Profits and Losses; Distributions") of the Realty Partnership Agreement; then

                  (4) Available Funds or Excess Proceeds, or both, to the extent that such sums due under subparagraph (F)(5) of Article 10 ("Profits and Losses; Distributions") hereunder or under subparagraph (F)(5) of Article 10 ("Profits and Losses; Distributions") of the Realty Partnership Agreement have not been paid during each prior fiscal year, shall be paid to the Partners in accordance with their respective Capital Percentages; then

                  (5) Available Funds or Excess Proceeds, or both, still
            remaining, to the extent of $30,000 (less any sums previously paid hereunder or under subparagraph (F) (5) of Article 10 ["Profits and Losses; Distributions"] of the Realty Partnership Agreement with respect to such fiscal year) shall be paid to the Partners in accordance with their respective Capital

            Percentages; then

                  (6) Excess Proceeds still remaining, to the extent of
            $300,000, less sums previously received during the Term under subparagraph (F)(6) of Article 10 of this Agreement or of the Realty Partnership Agreement shall be paid to the Partners in accordance with their respective Capital Percentages; then

                  (7) Excess Proceeds to the extent of $300,000, less sums
            previously received during the Term under subparagraph (F)(7) of
            Article 10 of this Agreement or of the Realty Partnership Agreement shall be paid to the Stillman Group in accordance with their respective Capital Percentages; then

                  (8) Available Funds or Excess Proceeds, or both, to the extent that such sums due under subparagraph (F)(9) of Article 10 of this Agreement, or subparagraph (F)(9) of Article 10 ("Profits and Losses; Distributions") of the Realty Partnership Agreement have not been paid during any prior fiscal year, shall be paid to such Partners in accordance with their respective Capital Percentage; then

                  (9) Available Funds or Excess Proceeds, or both, still
            remaining, to the extent of $30,000 (less any sums previously paid hereunder or under subparagraph (F)(9) of Article 10 ["Profits and Losses; Distributions"] of the Realty Partnership Agreement with respect to such fiscal year) shall be paid to the

            Stillman Group as an Incentive Management Fee to be divided in accordance with their respective Capital Percentages; then

                  (10) The balance of Available Funds or Excess Proceeds, or both, still remaining (less sums previously paid hereunder or under subparagraph (F)(10) of the Realty Partnership Agreement) shall be distributed as follows: 58.3333% thereof to the Stillman Group, as additional Incentive Management Fee and 41.6667% thereof to the Investor Group, each to be divided in accordance with the respective Capital Percentages of each member.

            (G) Subject to the provisions of subdivisions (F)(1) to (F)(3) inclusive and (F)(6) and (F)(7) of this Article 10, any Excess Proceeds received upon a foreclosure of the mortgages or other sale of the entire Property and the termination of the Partnership shall be paid to those Partners having positive capital accounts in amounts equal to such positive capital accounts in settlement thereof.

            (H) In the event that at any time payments are due under subparagraphs (F)(1), (F)(2) or (F)(3) of this Article, more than one advance has not been repaid, repayments shall be made in the inverse order in which such advance was made unless the General Partners otherwise agree with each Partner making such advance, and as between advances made concurrently, the same shall be repaid PRO RATA within each such category. The foregoing requirement shall not prevent the General Partners from subordinating the foregoing priorities to those of parties who have loaned money or contributed capital to the Partnership if, in its discretion, such subordination is in the best interests of the Partnership.

11. RESTRICTIONS ON TRANSFER

            (A) Except as hereinafter set forth in this Article, no Partner shall sell, assign, transfer or otherwise dispose of or encumber his, her or its Partnership interest or any part thereof.

            (B)(1) After one (1) year from the date hereof, any member of the Investor Group (including a legal representative thereof) may, at any time, or from time to time, sell, assign or transfer all or any portion of his Partnership interest to any other Partner so long as the aggregate transfers in any twelve (12) month period is less than 50% of all partnership interests. No assignment shall be effective unless there is first delivered to the
Partnership: (a) an executed and acknowledged copy of any assignment; (b) the agreement in writing of the assignee, expressly stating that the interest assigned is subject to all of the terms and conditions of this Agreement, including, without limitation, the provisions of this Article 11; and (c) a statement executed by the Assignee stating that he is acquiring such interest for his own account for investment and not with a view to distribution, fractionalization or resale thereof.

            (2) No assignee shall become a substituted Limited Partner without the consent in writing of a General partner (which consent may be arbitrarily withheld) and compliance with the other provisions of this subparagraph.

            (3) Any request by an assignee to become a substituted Limited Partner in place of his assignor must be accompanied by (a) a duly executed and acknowledged written assignment in form approved by a General Partner setting forth the request of the assignor that the assignee become a substituted Limited Partner in his place; (b) the execution, acknowledgment and delivery by the transferee of a power of attorney containing the powers provided for in Article 18 ["Power of Attorney"]; (c) the payment of the reasonable fees and expenses of the General Partners, including their respective counsel's fees incurred in connection with the request; and (d) the execution, acknowledgment and delivery of such other instruments as the General Partners may reasonably deem necessary or desirable to effect such substitution. No substitution will be effective until the General Partners have consented thereto and an appropriate amendment to the Certificate of Limited Partnership has been duly filed. The General Partners shall file such amended certificate reasonably promptly after consenting thereto and after the foregoing conditions have been met, but shall not be required to file more than one amended certificate in any twelve (12) month period.

            (C)(1) If, at any time after one year from the date hereof, any Partner shall desire to sell all or any part of his interest in the Partnership, he shall give notice ("Interest Option Notice") to the other Partners of that desire and of the price ("Interest Offered Price") and other terms upon which he desires to sell his interest, provided however, that no member of the Stillman Group may give the Interest Option Notice until first obtaining the written consent of the members of the Investor Group who hold 67 or more in Capital Percentage

            (2) The Interest Option Notice shall be deemed to be an offer on his behalf ("Offering Partner") to each other Partner ("Recipient") to elect by notice in writing ("Interest Notice of Election") that the Recipient shall purchase the entire interest of the Offering Partner at a price equal to the Interest Option Price and otherwise upon the terms and conditions set forth in the Interest Option Notice, except that the maximum amount of cash payable at the closing will be the sum of (a) the amount of all capital contributions made by the Offering Partner less Excess Proceeds received by the Offering Partner as of the date the Interest Notice of Election was sent and (b) one-fifth (1/5) of the balance of the Interest Option Price. The remaining balance of the Interest Option Price shall be paid in four equal annual installments commencing one (1) year from the date of closing, with interest on the unpaid balance at the rate of 8 1/2% per annum provided, however, that the Recipient shall prepay in any year such amount of principal that will result in minimum principal payments during each twelve (12) month period after the closing of $75,000. Upon the sending of an Interest Option Notice, the Offering Partner shall have no further rights to invoke the provisions of subparagraphs (B), (D) or (E) of this Article, unless a closing of the sale has not occurred by reason of the default of the Recipient.

            (3) Each Recipient shall have a period of twenty (20) days within which to serve an Interest Notice of Election (copies of which shall be sent to all Partners) designating whether he elects to accept the option to purchase the interest of the Offering Partner upon the terms and conditions set forth in the Interest Option Notice. If the offer described in subparagraph (C)(2) is accepted, a closing shall occur at 10:00 A.M. at the office of the Partnership, on the date set forth in the Interest Notice of Election (which date shall be no earlier than the 30th day or later than the 60th day after the mailing of the Interest Notice of Election) as determined by the Recipient, at which time the offering Partner shall sell, assign and convey to the purchaser the entire interest of said Partner in the Partnership and the purchaser shall purchase such interest at the Interest Option Price and otherwise on the terms and conditions set forth in the Interest Option Notice. If more than one Recipient sends an Interest Notice of Election the interest being sold shall be sold to all Recipients PRO RATA in accordance with their respective Capital percentages and the closing date shall be on the 60th day after the mailing of the Interest Notice of Election.

            (4) If no timely Interest Notice of Election is sent, the Offering Partner may sell, assign and convey to any person, firm or corporation, all of his partnership interest at the price and upon the terms and conditions in said Interest Option Notice and otherwise in compliance with the provisions of subparagraph (B)(1) of this Article, provided however, that if the Offering Partner has not so conveyed the Interest described in the Interest Option Notice upon the terms and conditions set forth therein within sixty (60) days of the sending of the Interest Option Notice, the offering Partner must, prior to any sale of all or any part of his partnership interest, again comply with the provisions of subparagraph (C) of this Article 11.

            (D)(1) If, at any time, a member of the Stillman Group has failed to obtain the consent of the Investor Group to sell, assign or transfer his interest, as required under subparagraph (C) of this Article, and within 120 days of such failure so to consent, any member of the Stillman Group receives a bona fide written offer to purchase all of the assets of the Partnership, which offer is acceptable to the members of the Stillman Group holding 67 in Capital Percentage of that Group, he shall give notice ("Option Notice") to the Investor Group stating that he has received (a) a bona fide written offer to purchase all of the assets of the Partnership, setting forth the price offered ("Offered Price"); (b) a certified check for ten (10%) percent of the Offered Price; (c) a statement from the prospective purchaser setting forth the brokers, if any, with whom he dealt in connection with the proposed sale and the amount of commissions that may be due the brokers; (d) an agreement by any such brokers that it or they will be entitled to commissions from the Partnership only if, as and when title closes, and (e) an executed contract for the purchase of all of the assets of the Partnership conditioned upon the acceptance of the offer within thirty
(30) days by the Partnership. The Option Notice shall include true copies of the instruments described in subdivisions (a) to (e) inclusive.

            (2) The Option Notice shall be deemed to be an offer on behalf of the Stillman Group to the Investor Group to elect by notice in writing ("Notice of Election") either that (a) the Partnership, or (b) the Investor Group shall purchase the entire interest of the Stillman Group at a price ("Option Price") equal to the net sum the Stillman Group would receive (and be payable upon the same terms and conditions) if the Partnership accepted the offer, closed the sale on the same terms and conditions set forth in the Option Notice and liquidated the Partnership. Upon the sending of an Option Notice, the Stillman Group shall have no further rights to invoke the provisions of subparagraphs
(B), (C) or (E) of this Article unless a closing of the sale of all the assets of the Partnership has not occurred by reason of the default of any member of the Investor Group or of the Partnership.

            (3) The Investor Group shall have a period of twenty (20) days within which to serve a Notice of Election designating which option, if any, it elects to accept. If the option described is accepted, a closing shall occur at 10:00 A.M., at the office of the Partnership, on the date set forth in the Notice of Election (which date shall be no later than the 190th day after the mailing of the Notice of Election) at which time the Stillman Group shall sell, assign and convey to the Partnership or to the Investor Group, as the case may be, the entire interest of said Group in the Partnership which shall purchase such interest at a price equal to the Option Price, subject to the liabilities of the Partnership, upon the terms and conditions set forth in the Option Notice.

            (4) If a timely Notice of Election is not sent, the bona fide written offer shall be deemed to have been accepted and the Partnership shall sell, assign and convey all of the assets thereof to the person named in the Option Notice at the price and upon the terms and conditions contained in said Option Notice.

            (5) The members of each Group shall, from time to time, execute, acknowledge and deliver, at the reasonable request of the General Partner who is a member of the other Group, all affidavits, letters of direction, consents or approvals, that may be necessary to effectuate the purposes of subparagraphs
(D)(3) and (D)(4) of this Article.

            (6) During the period between the sending of an Option Notice and the Closing of the sale to the Investor Group or the Partnership:

                  (a) Any General Partner who is a member of the Stillman Group and each member thereof shall not unreasonably withhold or delay its consent to the taking of any action desired by the Investor Group or by the General Partner which is a member of the Investor Group.

                  (b) No member of the Stillman Group shall be required or
            requested to make Supplemental Capital Contributions or loans to the Partnership.

                  (d) The General Partner which is a member of the Stillman
            Group shall not be entitled to any compensation or income arising from any services performed for the benefit of the Partnership.

                  (e) Except as set forth above, all of the terms and conditions of the Partnership Agreement shall remain in full force and effect.

            For the purposes of the provisions of subparagraph (D) of this
Article 11, each member of each Group shall be bound by the decision of the holders of 67 in Capital Percentage of that Group.

            (E) In the event that, at any time after one year from the date hereof, the holders of a majority in Capital Percentage of the Investor Group desire to sell their entire interests in the Partnership, such holders may notify the Stillman Group of the purchase price and the terms upon which such holders (and no other members of the Investor Group) will either (a) sell their entire Partnership interests to the Stillman Group or to the Partnership, or (b) purchase or cause the Partnership to purchase from the Stillman Group, the entire Partnership interests of the Stillman Group. The Stillman Group shall have a period of forty-five (45) days within which to elect which option, if any, it elects to accept. If the members of the Stillman Group are not unanimous, then the decision of a majority in Capital Percentage shall be binding on all members, and if no notice is sent, the Stillman Group shall be deemed to have elected to purchase the Partnership interests of such members of the Investor Group (without affecting the rights of the balance of the members of the Investor Group). Upon acceptance of the option, a closing shall be held at the time and in the manner set forth in subparagraph (D)(3) except that the actual date of closing shall be determined by the purchaser who may also elect in such notice to cause the Partnership to redeem the interest of such holders.

            (F) The Partners may, at any time, and from time to time, transfer their partnership interests, in whole or in part, to the New Master Limited Partnership as permitted under Article 9 ("Rights, Duties and Obligations").

            (G) In the event that any Partner transfers his interest in the Partnership (to the extent permitted by this Agreement) such member or his transferee may require the Partnership to make the election permitted under
Section 754 of the Internal Revenue Code of 1954, as amended, or any comparable statutory provision then in effect, in which event the Partnership shall duly make such election, unless the making of such election shall, in the opinion of counsel to the Partnership, have a material adverse tax or financial impact on any of the non-transferring Partners.

12. DEATH, RETIREMENT, BANKRUPTCY, ETC., OF A GENERAL PARTNER

            In the event of the retirement, bankruptcy or, in the case of an individual, adjudication of insanity or incompetency or death, of a General Partner, the Partnership shall be dissolved and terminated unless the surviving General Partner, or if there be none, the Limited Partners shall within one hundred and twenty (120) days of such death, retirement, adjudication, removal or bankruptcy by unanimous vote of the Limited Partners or their legal representatives (A) elect to continue the Partnership and (B) designate one or more successor General Partners.

            If the Partnership continues, the Partnership interest of such deceased, retired, incompetent, removed or bankrupt General Partner, if any, shall become a Limited Partners' Interest of which a portion of its Capital Percentage sufficient to vest in the new General Partner a Capital Percentage of 1 and shall be allocated to such surviving or successor General Partner with the balance thereof allocated to such former General Partner.

            The parties shall execute and deliver such documents as may be necessary to accomplish the foregoing.

13. LIMITED PARTNERS

            (A) No Limited Partner shall participate in the management or control of the Partnership's business. The fore-going shall not prevent a General Partner who is also a Limited Partner from acting as a General Partner, or prevent the Limited Partner from voting on the matters set forth in subparagraph (K)(3) of Article 9 ("Rights, Duties and Obligations of Partners, or being employed in the business of the Partnership. Except as otherwise provided in Article 8 ["Additional Capital"] the Limited Partners shall be liable for obligations of the Partnership only to the extent of the statutory requirement set forth in Section 106 of the New York Uniform Limited Partnership Law ["Liability of limited partner to Partnership"] to contribute, with interest, capital returned to a Partner.

            (B) If any individual Limited Partner shall die, his executor or administrators (or if he shall become insane, his committee or representative) shall, upon executing, acknowledging and delivering to the Partnership an agreement in writing, assuming and agreeing to be bound by this Agreement and approving the power of attorney set forth in Article 18 [Power of Attorney"], be deemed to be an assignee of such deceased or insane Limited Partner and shall have the same rights that such Limited Partner would have had if he had not died or had not become insane, subject to the terms, provisions and conditions of this Agreement, as if such Limited Partner had not died or become insane.

14. TERMINATION

            The Partnership shall terminate upon the happening of any of the following events:

            (A) Upon the sale or transfer of the last remaining property, real or personal, held by the partnership (except, in any such case, to an individual nominee or corporate nominee) provided however, if in connection with such sale a purchase money mortgage is received, such mortgage may be transferred to an agent to be held, administered and enforced for the benefit of the Partners.

            (B) The retirement or bankruptcy of any General Partner or the adjudication of insanity or incompetency or death, of an individual General Partner and the failure in any such instance of the surviving General Partner, if any, or the Limited Partners to elect to continue the Partnership as provided in Article 12 ["Death, Retirement, Bankruptcy, Etc. of a General Partner").

            (C) December 31, 2068

15. REPRESENTATIONS AND COVENANTS OF THE STILLMAN GROUP

            (A) In order to induce the Investor Group to execute this Agreement and make the capital contributions required hereunder, the Stillman Group warrants and represents as follows:

                  (1) Entertainment Concepts, Inc. entered into two written contracts, each dated August 3, 1977, with Michael F. Drinkhouse ("Contracts") for the purchase of real property located at 49th Street and Third Avenue for a total purchase price of approximately $1,000,000 of which $75,000 to be paid in cash, $406,592 to be paid by taking title subject to a first mortgage, $468,408 to be paid by taking title subject to a second mortgage, and the balance, $50,000, for the purchase of certain fixtures and personal property. Title closed under the Contracts in accordance with their terms on August 22, 1977, with adjustments as of August 17, 1977. Stillman has caused Entertainment Concepts, Inc. to convey the real and personal property which is the subject matter of the Contracts to the Realty Partnership, concurrently herewith.

                  (2) Stillman has obtained an assignment to the Realty Partnership of all rights to the good will and trade name "MANNY WOLF".

                  (3) The Restaurant formerly operated at 49th Street at Third Avenue, had a legal seating capacity of 188 persons and is not now contemplated to be designated a "landmark".

                  (4) Stillman has heretofore delivered to the Investor Group the following financial statements signed by Stillman:

                        (a) Balance Sheet, as at July 31, 1977, prepared by
                  Clifford Management Group, Inc. ("Balance Sheet"); and

                        (b) Federal Income tax returns Of Tuesday's, Inc.,
                  Wednesday's, Inc., Thursday's, Inc. and Stillman & Horton, a partnership, prepared by M. J. Stillman & Co., for the calendar years ended December 31, 1974, 1975 and 1976.

                  The foregoing Balance Sheet fairly presents the financial position of Stillman as at the date thereof, and the income tax returns fairly present the results of the operations of Stillman's restaurants for the periods referred to therein.

                  (5) As of the date hereof, Stillman has no liabilities, debts or obligations of a nature customarily reflected in the body or footnotes of a balance sheet whether accrued, absolute, contingent or otherwise, except as set forth on the Balance Sheet, and the only liabilities or obligations incurred on behalf of the Partnership have been disclosed in a letter delivered concurrently to the Corporate General Partner.

                  (6) There is no broker who brought about the transaction pursuant to which this Partnership Agreement is being executed and the property acquired.

                  (7) No other person, firm or corporation other than the signatories to this agreement as members of the Stillman Group, has any interest direct or indirect in this property or in this transaction. Each member of the Stillman Group is over the age of twenty-one (21) years, has sufficient net worth to afford to lose his entire investment, is sophisticated in investments of this type, has been fully advised that he may lose his entire investment and is making this investment for his own account and not with a view to distribution, sale or transfer.

                  (8) The warranties and representations by the Stillman Group in Article 15 of the Realty Partnership Agreement are true and correct.

            (B) As further inducement to execute this agreement, the Stillman Group covenants that during the Term:

                  (1) Stillman shall use his best efforts to cause the Partnership to obtain a liquor license and to obtain a sidewalk cafe permit;

                  (2) Stillman will cause TWTF Restaurant Group to provide the Partnership with all necessary bookkeeping, accounting and normal legal services at no cost except as permitted hereunder.

                  (3) Stillman will cause the partnership to maintain such insurance and in such amounts and for the benefit of such parties as may be reasonably requested by the Corporate General Partner;

                  (4) At the request of the Corporate General Partner, Stillman will cooperate in the obtaining of life insurance on his life for the benefit of the Investor Group, in such amount as may be reasonably determined by the Investor Group, but not more than $250,000, the premiums for which shall be paid by the Partnership;

                  (5) The Partnership will pay all expenses of this transaction, including without limitation, organizational fees, filing fees, annual corporate franchise taxes, mortgage recording taxes and other expenses except for the fees charged by counsel to the Investor Group or to the Stillman Group for services rendered to such Group, and except for those expenses which are paid for by the Realty Partnership.

                  (6) Stillman will comply with his other obligations under this Agreement and the Realty Partnership Agreement.

16. INDEMNITY

            The Partnership shall indemnify and save harmless the General Partners and each of them, of and from any personal liability, loss or damage suffered or incurred by it by reason of any acts performed for and on behalf of the partnership and within the scope of its authority, to the extent not prohibited by the Act, except for damages arising from their gross negligence, fraud, or willful misconduct.

            In the event any action, suit or proceeding is instituted against the Partnership or the General Partner, with respect to the business assets, liabilities or activities of the Partnership, the General Partner or the Partnership may obtain separate legal counsel and other expert assistance to defend or assist in defending any such suit, action or proceeding. The

General Partner shall have advanced to it or any of them, by the Partnership, at its request, funds for payment of all expenses and costs incurred in connection with their defense of any such action, suit or proceeding and, in addition, the General Partner shall also be reimbursed for or indemnified against and saved harmless from any and all liabilities, costs and expenses incurred in connection with the defense of any such action, suit or proceeding, including costs and expenses paid in settlement or compromise of the action, suit or proceeding, provided such reimbursement or indemnity is approved by the General Partners.

17. BOOKS AND RECORDS

            (A) At all times during the continuance of the Partnership, Stillman shall cause TWTF Restaurant Group, to keep and maintain full, complete and accurate books of account in which shall be entered, fully and accurately, each and every transaction of the Partnership. Stillman shall keep such books for at least six (6) years after the close of the taxable year to which they pertain unless there is pending or threatened, with respect to such year, any proceeding or action by any taxing or other governmental authority, in which event such books shall be kept until such proceeding is finally concluded.

            (B) All of said books of account for the then current year, together with an executed copy of the Agreement and of the Certificate of Limited Partnership and any amendments thereto, shall, at all times, be maintained at the principal office of the

Partnership and shall be open to the inspection and examination of the Partners or their representatives during normal business hours, at times convenient to the General Partners.

            (C) Each Partner will be provided monthly with unaudited financial and operating reports and annually with financial statements of the Partnership including a balance sheet and the related statements of income and retained earnings and changes in financial position accompanied by an annual report of an independent public accountant and containing an express opinion that such statements fairly present the financial position and results of operations of the Partnership and (if the Investor Group so requests it) stating that an audit of such financial statements has been made in accordance with generally accepted auditing standards, stating the opinion of the accountant in respect of the financial statements and the accounting principles and practices reflected therein and, as to the consistency of the application of the accounting principles, and identifying any matters to which the accountant takes exception and stating, to the extent practicable, the effect of each such exception on such financial statements. In addition, each Partner will be supplied with information as to each Partner's share of distributive income or loss and any other information required to be furnished to permit such Partner to prepare his income tax returns, Source of Distributions Statement, and such other information as the Partners shall request, or the New York Attorney General shall require. The Corporate General Partners shall receive copies of all litigation papers served on or by the Partnership or any General Partner.

18. BANK ACCOUNTS

            (A) All funds of the Partnership are to be deposited in the Partnership's name, in such bank account or accounts as shall be designated by the General Partners.

            (B) Authority to make withdrawals from any such bank account or accounts shall be made as determined by the General Partners.

19. POWER OF ATTORNEY

            Each of the Limited Partners hereto constitutes and appoints the General Partners and each additional or successor General Partner, as the same may be determined from time to time, the true and lawful attorney for such Limited Partner, and in the name, place and stead of such Limited Partner, to make, execute, sign, acknowledge and file, from time to time, Certificates or Certificates of Amendment of Limited Partnership under the laws of the State of New York or any other jurisdiction in which the General Partner reasonably believes a Certificate or any Amendment thereto should be filed, in order to carry out any of the powers, rights and privileges granted to the General Partner by the Partnership Agreement. Any such Certificate or Amendment may reflect and accomplish, without limitation, any of the following: admission of an additional or successor General Partner, as provided in

Article 6 ("General and Limited Partners") and Article 12 ("Death, Retirement, Bankruptcy, Etc. of a General Partner"); changes resultant upon the making of capital contributions as provided in Article 8 ("Additional Capital"); the transfer to the New Master Limited Partnership of the partnership interests of the Investor Group (as permitted in Article 9 ["Rights, Duties and Obligations of Partners"]; any other change of a technical or ministerial nature which does not adversely affect the rights or increase the obligations of the Limited Partners and to include in any certificate authorized under this Article all information required by the laws of the state applicable thereto. In addition, the General Partner may make, execute, sign, acknowledge and file a Certificate of Dissolution of Limited partnership under the laws of said state or states and to include therein all information required by the laws of said state or states, and may also make, execute, sign, acknowledge and file a Certificate of Conducting Business under an Assumed Name, or any amendment or amendments to any of the foregoing certificates, and to execute such other instruments as may be required under the laws of the State of New York or other jurisdiction for the formation, continuation or dissolution of the Partnership.

            This power of attorney is deemed irrevocable, shall be deemed coupled with an interest and is intended to survive any subsequent death, disability or incapacity or incompetency to the extent permitted by law, and may be utilized from time to time as the General Partner may elect.

            The foregoing power of attorney shall survive the delivery of an assignment by any of the Limited Partners of the whole or any portion of his Limited Partnership interest, except that where an assignee of such Limited Partnership interest has been approved by the General Partner, as a Substituted Limited Partner, then the foregoing power of attorney of the assignor Limited Partner shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file the certificates necessary to effect such substitution.

20. DISTRIBUTION AFTER TERMINATION

            Upon the termination of the Partnership, the sale of all of the Partnership property or dissolution of the Partnership, a full account of the assets and liabilities of the partnership shall be taken and the assets shall be applied, except as otherwise provided in this Agreement, as follows:

            (A) To the payment of all debts and liabilities of the Partnership and the expenses of liquidation, including the establishment of reserves, deemed appropriate by the General Partner.

            (B) The balance shall be distributed pursuant to Article 10 ("Profits and Losses; Distributions").

21. WITHDRAWAL

            It is agreed by and among all of the Partners hereto that they shall not, at any time, withdraw from the Partnership. Nothing set forth herein shall limit the right of the Corporate General Partner to resign at any time.

22. ARBITRATION

            (A) Any dispute or controversy concerning a decision requiring the approval of all General Partners or whether such joint approval is needed shall be settled and determined by arbitration held in the City of New York in accordance with this Article.

            (B) The General Partner desiring such arbitration shall give written notice to that effect to the other General Partner, specifying in said notice the issue to be arbitrated and the name and address of a person -- who shall have experience appropriate to the issue -- to act as arbitrator. Within ten
(10) days after the service of such notice, the other party shall give written notice to the first party specifying whether such designee is acceptable. If such person is not acceptable, the General Partners will endeavor to agree on an arbitrator. If such agreement cannot be reached within thirty (30) days of the sending of the notice, their right to seek, obtain and compel arbitration hereunder is ended.

            (C) The decision of the arbitrator so chosen shall be given within a period of thirty (30) days after his appointment. The decision of the arbitrator so appointed and acting hereunder shall, in all cases, be binding and conclusive upon the Partnership and all the parties, and judgment upon any award pursuant to such arbitration may be entered in any court having competent jurisdiction. The Partnership shall pay the reasonable fees and expenses of the arbitrator and counsel to the General Partners.

23. NOTICES

            Unless otherwise specified in a written notice sent to the Partnership, whose address for all purposes is the address set forth in Article 2 ("Formation"), the address of each Partner for all purposes shall be the address set forth on Exhibit A. In the event of a change in address of the partnership, a notice shall be sent to each Partner; in the event of a change in the address of a Partner, a notice shall be sent to the Partnership.

            Any notice, election, consent, designation, demand or other communication required or permitted to be given under this Agreement shall be in writing and sent to such address; and if intended for the Partnership or the General Partner, a copy shall also be sent to every General Partner; and shall be sent by registered or certified mail, return receipt requested, to such address. Unless otherwise specified in this Agreement, all notices shall be effective upon mailing and shall be deemed sent on that date.

24. CAPTIONS

            Any paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed a part of this Agreement.

25. VARIATIONS IN PRONOUNS

            All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons, firm or firms, corporation or corporations may require.

26. MISCELLANEOUS

            (A) This Agreement contains the entire understanding between the parties and supersedes any prior understandings and agreements between them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties hereby relating to the subject matter of this Agreement which are not fully expressed herein. If there is any inconsistency between this Agreement and the provisions of the Realty Partnership Agreement, the provisions of the Realty Partnership Agreement will prevail.

            (B) This Agreement and any modification or amendment thereof may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be deemed to constitute one and the same instrument. Counterparts of this Agreement and the Certificate of Limited Partnership have been executed prior to the date hereof. However, the date set forth on the first page of this Agreement and the Certificate is the date upon which the Partnership began doing business and the date upon which this Agreement and the Certificate become effective.

            (C) This Agreement shall be binding upon the signatories hereto and enure to the benefit of their heirs, successors and assigns, except as Article 11 ("Restrictions on Transfer") provides limitations on assignments and transfers of Limited Partnership interests. Nothing set forth in this Agreement shall give rise to any rights or claims except in favor of the signatories hereto, and then only to the extent set forth herein.

            (D) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, and may not be modified or amended except by an instrument in writing executed by all signatories.

            IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals, all as of the day and year first above written.

                                GENERAL PARTNERS

                                    /s/ Alan N. Stillman
                                    ---------------------
                                    ALAN N. STILLMAN


                                    CHAMBLAIR REALTY, INC.

                                    By /s/ Thomas J. Malmud
                                       ------------------
                                           President

                                LIMITED PARTNERS
                                (Stillman Group)

                                          /s/ Bennett Benson
                                          ------------------------------
                                          Bennett Benson

                                          /s/ Ernest Kalman
                                          ------------------------------
                                          Ernest Kalman

                                          /s/ Stan Blumenfeld
                                          ------------------------------
                                          Stan Blumenfeld

                                          /s/ Eugene Byrne
                                          ------------------------------
                                          Eugene Byrne

                                          /s/ James Gannon
                                          ------------------------------
                                          James Gannon

                                          /s/ Joseph Phair
                                          ------------------------------
                                          Joseph Phair

                                LIMITED PARTNERS
                                (Investor Group)

                                               /s/ Leon Levy
                                          ------------------------------
                                                   Leon Levy


                                          ------------------------------
                                                   Jack Nash


                                          ------------------------------
                                                   Albert Willner


                                          ------------------------------
                                                   James H. Levi


                                          ------------------------------
                                                   Myron Chase


                                          ------------------------------
                                                   Peter Venison


                                          ------------------------------
                                                   Colin Keith


                                          ------------------------------
                                                   Arnold Adlin

                                LIMITED PARTNERS
                                (Investor Group)


                                          ------------------------------
                                                   Leon Levy

                                               /s/ Jack Nash
                                          ------------------------------
                                                   Jack Nash


                                          ------------------------------
                                                   Albert Willner


                                          ------------------------------
                                                   James H. Levi


                                          ------------------------------
                                                   Myron Chase


                                          ------------------------------
                                                   Peter Venison


                                          ------------------------------
                                                   Colin Keith


                                          ------------------------------
                                                   Arnold Adlin

                                LIMITED PARTNERS
                                (Investor Group)


                                          ------------------------------
                                                   Leon Levy


                                          ------------------------------
                                                   Jack Nash

                                               /s/ Albert Willner
                                          ------------------------------
                                                   Albert Willner


                                          ------------------------------
                                                   James H. Levi


                                          ------------------------------
                                                   Myron Chase


                                          ------------------------------
                                                   Peter Venison


                                          ------------------------------
                                                   Colin Keith


                                          ------------------------------
                                                   Arnold Adlin

                                LIMITED PARTNERS
                                (Investor Group)


                                          ------------------------------
                                                   Leon Levy


                                          ------------------------------
                                                   Jack Nash


                                          ------------------------------
                                                   Albert Willner

                                               /s/ James H. Levi
                                          ------------------------------
                                                   James H. Levi


                                          ------------------------------
                                                   Myron Chase


                                          ------------------------------
                                                   Peter Venison


                                          ------------------------------
                                                   Colin Keith


                                          ------------------------------
                                                   Arnold Adlin

                                LIMITED PARTNERS
                                (Investor Group)



                                          ------------------------------
                                                   Leon Levy



                                          ------------------------------
                                                   Jack Nash



                                          ------------------------------
                                                   Albert Willner



                                          ------------------------------
                                                   James H. Levi


                                               /s/ Myron Chase
                                          ------------------------------
                                                   Myron Chase



                                          ------------------------------
                                                   Peter Venison



                                          ------------------------------
                                                   Colin Keith



                                          ------------------------------
                                                   Arnold Adlin

                                LIMITED PARTNERS
                                (Investor Group)



                                          ------------------------------
                                                   Leon Levy



                                          ------------------------------
                                                   Jack Nash



                                          ------------------------------
                                                   Albert Willner



                                          ------------------------------
                                                   James H. Levi



                                          ------------------------------
                                                   Myron Chase


                                               /s/ Peter Venison
                                          ------------------------------
                                                   Peter Venison



                                          ------------------------------
                                                   Colin Keith



                                          ------------------------------
                                                   Arnold Adlin

                                LIMITED PARTNERS
                                (Investor Group)



                                          ------------------------------
                                                   Leon Levy



                                          ------------------------------
                                                   Jack Nash



                                          ------------------------------
                                                   Albert Willner



                                          ------------------------------
                                                   James H. Levi



                                          ------------------------------
                                                   Myron Chase



                                          ------------------------------
                                                   Peter Venison


                                               /s/ Colin Keith
                                          ------------------------------
                                                   Colin Keith



                                          ------------------------------
                                                   Arnold Adlin

                                LIMITED PARTNERS
                                (Investor Group)



                                          ------------------------------
                                                   Leon Levy



                                          ------------------------------
                                                   Jack Nash



                                          ------------------------------
                                                   Albert Willner



                                          ------------------------------
                                                   James H. Levi



                                          ------------------------------
                                                   Myron Chase



                                          ------------------------------
                                                   Peter Venison



                                          ------------------------------
                                                   Colin Keith


                                               /s/ Arnold Adlin
                                          ------------------------------
                                                   Arnold Adlin

STATE OF NEW YORK  )
                   ss:
COUNTY OF NEW YORK )

            On the [ILLEGIBLE] day of September, 1977, before me personally came THOMAS J. MALMUD, to me known, who, being by me duly sworn, did depose and say, that he resides at 7 Seymour Place, White Plains, New York; that he is the President of Chamblair Realty, Inc., the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                                /s/ Irving Hymson
                                                -------------------------
                                                      Notary Public

                                                      IRVING HYMSON
                                             Notary Public, State of New York
                                                      No. 41-7028245
                                                Qualified in Queens County
                                            Commission Expires March 30, 1978

STATE OF NEW YORK  )
                   ss.:
COUNTY OF NEW YORK )

            On the 9th day of September, 1977, before me personally came LEON LEVY, JACK NASH, JAMES H. LEVI, PETER VENISON, COLIN KEITH and ARNOLD ADLIN, to me known, and known to me to be the persons described in and who executed the foregoing instrument and acknowledged to me that they executed the same.


                                                /s/ Karen Lynn Caruso
                                                -------------------------
                                                      Notary Public

                                                    KAREN LYNN CARUSO
                                             Notary Public, State of New York
                                                      No. 31-4027492
                                               Qualified in New York County
                                            Commission Expires March 30, 1978

STATE OF NEW YORK  )
                   ss.:
COUNTY OF NEW YORK )

            On the __ day of September, 1977, before me personally came MYRON CHASE, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.



                                                -------------------------
                                                      Notary Public

STATE OF NEW YORK  )
                   ss:
COUNTY OF NEW YORK )

            On the __ day of September, 1977, before me personally came ALBERT WILLNER, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.



                                                -------------------------
                                                      Notary Public

STATE OF NEW YORK  )
                   ss:
COUNTY OF NEW YORK )

            On the __ day of September, 1977, before me personally came THOMAS
J. MALMUD, to me known, who, being by me duly sworn, did depose and say, that he resides at 7 Seymour Place, White Plains, New York; that he is the President of Chamblair Realty, Inc., the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.



                                                -------------------------
                                                      Notary Public

STATE OF NEW YORK  )
                   ss.:
COUNTY OF NEW YORK )

            On the __ day of September, 1977, before me personally came LEON LEVY, JACK NASH, JAMES H. LEVI, PETER VENISON, COLIN KEITH and ARNOLD ADLIN, to me known, and known to me to be the persons described in and who executed the foregoing instrument and acknowledged to me that they executed the same.



                                                -------------------------
                                                      Notary Public

STATE OF NEW YORK  )
                   ss.:
COUNTY OF NEW YORK )

            On the 9th day of September, 1977, before me personally came MYRON CHASE, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


              [ILLEGIBLE NOTARY SEAL]           /s/ Grace [ILLEGIBLE]
                                                -------------------------
                                                      Notary Public

STATE OF NEW YORK  )
                   ss.:
COUNTY OF NEW YORK )

            On the __ day of September, 1977, before me personally came ALBERT WILLNER, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.



                                                -------------------------
                                                      Notary Public

STATE OF NEW YORK  )
                   ss:
COUNTY OF NEW YORK )

            On the __ day of September, 1977, before me personally came THOMAS
J. MALMUD, to me known, who, being by me duly sworn, did depose and say, that he resides at 7 Seymour Place, White Plains, New York; that he is the President of Chamblair Realty, Inc., the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.



                                                -------------------------
                                                      Notary Public

STATE OF NEW YORK  )
                   ss.:
COUNTY OF NEW YORK )

            On the __ day of September, 1977, before me personally came LEON LEVY, JACK NASH, JAMES H. LEVI, PETER VENISON, COLIN KEITH and ARNOLD ADLIN, to me known, and known to me to be the persons described in and who executed the foregoing instrument and acknowledged to me that they executed the same.



                                                -------------------------
                                                      Notary Public

STATE OF NEW YORK  )
                   ss.:
COUNTY OF NEW YORK )

            On the __ day of September, 1977, before me personally came MYRON CHASE, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that they executed the same.



                                                -------------------------
                                                      Notary Public

STATE OF NEW YORK  )
                   ss.:
COUNTY OF NEW YORK )

            On the 12th day of September, 1977, before me personally came ALBERT WILLNER, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that they executed the same.

          ALAN M. DAVIS
 Notary Public, State of New York
           [ILLEGIBLE]                               /s/ Alan Davis
    Qualified in Kings County                   -------------------------
Commission Expires March 30, 1978                     Notary Public

STATE OF NEW YORK  )
                   ss.:
COUNTY OF NEW YORK )

            On the 12th day of September, 1977, before me personally came ALAN
N. STILLMAN, BENNETT BENSON, ERNEST KALMAN, STAN BLUMENFELD, EUGENE BYRNE, JAMES GANNON and JOSEPH PHAIR, to me known, and known to me to be the persons described in and who executed the foregoing instrument and acknowledged to me that they executed the same.


                                      /s/ Irving Hymson
                                      -------------------------
                                          NOTARY PUBLIC

                                                      IRVING HYMSON
                                             Notary Public, State of New York
                                                      No. 41-7028245
                                                Qualified in Queens County
                                            Commission Expires March 30, 1978

                                   CAPITAL             CAPITAL       ADDITIONAL
NAME & RESIDENCE                   CONTRIBUTION        PERCENTAGE     CAPITAL*
-----------------------            ------------        ----------    ----------

                                  GENERAL PARTNERS
                                  (Stillman Group)
Alan N. Stillman
322 East 57th Street              $14,056.15          5.1113      $15,334.00
New York, N. Y.

                                  (Investor Group)
Chamblair Realty, Inc.
C/o Warshaw, Sylvester,
 Burstein & Franks                     229.17           .0832           50.00
555 Fifth Avenue
New York, N. Y. 10017
Attn: Thomas J. Malmud

                                  LIMITED PARTNERS
                                  (Stillman Group)
Bennett Benson
230 East 48th Street                  14,055.25          5.1111       15,333.00
New York, N. Y.

Ernest Kalman
23 Hyatt Street                       14,055.25          5.1111       15,333.00
Briarcliff, N. Y.

Stan Blumenfeld
258 Pine Street                          916.67           .3333        1,000.00
Teaneck, New Jersey 07666

Eugene Byrne
800 East Devonia Avenue                  916.67           .3333        1,000.00
Mt. Vernon, New York 10552

James Gannon
834 East 54th Street                     916.67           .3333        1,000.00
New York, N. Y. 10022

Joseph Phair
68-09 75th Street                        916.67           .3333        1,000.00
Elmhurst, N.Y.

Less contributed as partners of M W Realty Associates, a New York
Limited Partnership whose Certificate is being filed concurrently.

                                   EXHIBIT A

                                   CAPITAL             CAPITAL       ADDITIONAL
NAME & RESIDENCE                   CONTRIBUTION        PERCENTAGE     CAPITAL*
-----------------------            ------------        ----------    ----------

                                 LIMITED PARTNERS
                                 (Investor Group)

Leon Levy
983 Park Avenue                      $44,026.58         16.0097      $ 9,605.80
New York, N. Y.

Jack Nash
784 Park Avenue                       44,026.58          16.0097       9,605.80
New York, N. Y.

Albert Willner
45 Crest Drive                        44,026.58          16.0097       9,605.80
So. Orange, N.J.

Myron Chase
1005 Seven Oaks Lane                  44,026.58          16.0097       9,605.80
Mamaroneck, N. Y.

James H. Levi
85 Larchmont Avenue                   26,415.59          9.6057        5,763.40
Larchmont, N. Y.

Peter Venison
C/o Bank                              13,208.02          4.8029        2,881.75
Homestead Place
Harrison, N. Y.

Colin Keith
175 East 74th Street                   8,805.04          3.2018        1,921.00
New York, N. Y.

Arnold Adlin
4705 Henry Hudson Parkway              4,402.53          1.6009          960.55
Riverdale, New York 10471

Less sums contributed as partners of M W Realty Associates, a New York Limited Partnership whose Certificate is being filed concurrently.

                          FIRST AMENDMENT OF AGREEMENT

                                       OF

                   LIMITED PARTNERSHIP OF ST. JAMES ASSOCIATES

            THIS FIRST AMENDMENT OF AGREEMENT OF LIMITED PARTNERSHIP is made and entered into as of the 1st day of January, 1979, by and among the parties signing this Agreement.

                                   WITNESSETH:

            WHEREAS, on September 13, 1977, pursuant to Certificate of Limited Partnership filed in the County Clerk's office of the County Clerk of New York County as amended by Certificate of Amendment dated as of August 31, 1978 and filed in the said office on January 25, 1979, and Agreement of Limited Partnership dated September 12, 1977 ("Agreement"), St. James Associates was organized as a New York limited partnership (the "Partnership"); and

            WHEREAS, the parties desire to modify the Agreement, thereby confirming prior understandings reached by them in certain respects, all as hereinafter set forth.

            NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

      1. Amendment of Agreement.

            The Agreement is hereby modified and amended effective as of the 1st day of January, 1979, as follows:

                  (A) Article 1 ("Definitions") shall be modified and amended as follows:

                        (1) By deleting from each of subparagraph (C), the definition of "Agreement" and subparagraph (FF), the definition of "Realty Partnership Agreement", the semi-colon and adding in its place: ", as the same may be amended from time to time".

                        (2) By deleting subparagraph (M), the definition of "Incentive Management Fee";

                        (3) By adding to subparagraph (Y), the definition of "Operating Expenses", after the phrase "tax purposes);" the following:

                              "provided further, however, from and after January 1, 1979 Operating Expenses shall mean all expenses of every kind and nature of the Partnership."

                  (B) Article 8 of the Agreement ("Additional Capital") is hereby modified and amended by deleting from subparagraph (C) "58.3333%" and substituting therefor, "53%" and by deleting therefrom "41.6667%" and substituting "47%".

                  (C) Article 9 of the Agreement ("Rights, Duties and Obligations of Partners") is hereby modified and amended as follows:

                        (1) By deleting subparagraph (E) thereof and substituting in its place the following:

                              "(E) Except as provided in this Agreement or in the Realty Partnership Agreement, no Partner shall receive any fee for rendering management or supervisory management services to the Partnership."

                  (D) Article 10 of the Agreement ("Profits and Losses; Distributions") shall be modified and amended as follows:

                        (1) By deleting the first sentence of subdivision (A)(4)
            and substituting the following:

                              "(4) "Sales Proceeds" shall mean the net cash proceeds of the sale of all or any part of the Partnership assets (after payment of all expenses incurred to collect such proceeds), including promissory notes whether or not secured by a purchase money mortgage (but excluding interest thereon, which shall be deemed Available Funds) and including the net proceeds of a taking in condemnation or threat thereof, or by any right of eminent domain, and any insurance proceeds available after payment of expenses incurred to collect such proceeds and after any application which may be required to restore the Property, less any funds the General Partners may deem advisable to retain as reserves."

                        (2) By deleting subparagraph (C) and substituting the
            following:

                              "(C) The fiscal year of the Partnership shall be the calendar year or such other fiscal year as the General Partners shall determine."

                        (3) By adding to subparagraph (D) new subdivisions (4)
            and (5), to read as follows:

                              "(4) Notwithstanding the provisions of subdivision
                              (1) - (3) of subparagraph

                              (D), from and after January 1, 1979, the profits and losses of the Partnership during each fiscal year shall be computed in accordance with principles generally accepted for tax accounting purposes and shall be allocated among the Partners as follows:

                                    "(a) Net Losses of the Partnership shall be
                              allocated 16.6667% thereof to the Stillman Group and 83.3333% thereof to the Investor Group, to be divided among each Partner within each Group in accordance with his respective Capital Percentage;

                                    "(b) Except as provided in subdivision
                              (D)(4)(c), Net Profits of the Partnership shall be allocated as follows:

                                          "(i) 53% thereof to the Stillman
                              Group, to be divided among each Partner of the Stillman Group in accordance with his respective Capital Percentage; and

                                          "(ii) 47% thereof to the Investor
                              Group, to be divided among each Partner of the Investor Group in accordance with his respective Capital Percentage;

                                    "(C) Net profits of the Partnership from the
                              sale of all or any part of the Property shall be allocated in the following amounts and order:

                                          "(i) first, to the Partners having
                              negative capital balances in their capital accounts (after adjustment for Net Profits or Net Losses for the year of such sale) to the extent of such negative balances so as to bring the capital balances of such Partners to zero; and

                                          "(ii) second, any balance if all of
                              the Property has been sold, or all of the net profits if less than all of the Property has been sold, shall be allocated to the Stillman Group and the Investor Group in the ratio of 53 to 47, to be divided among each Partner within each Group in accordance with his respective Capital Percentage."

                              "(5) If any Partner was not a Partner (or assignee) for an entire year, the foregoing allocations to such Partner shall be the proportion thereof consistent with the portion of year during which he was a Partner (or assignee)."

                        (4) By deleting subdivisions (4) through (10) inclusive
            of subparagraph (F) of Article 10, and replacing said subdivision with the following subdivisions (4) and (5):

                              "(4) The balance of Available Funds, if any, still remaining shall be distributed as follows:

                                    "(a) 53% thereof to the Stillman Group, to
                              be divided among each Partner of the Stillman Group in accordance with his Capital Percentage;

                              and

                                    "(b) 47% thereof to the Investor Group, to
                              be divide among each Partner in accordance with his respective Capital Percentage.

                              "(5) The balance of Excess Proceeds, if any, still remaining shall be distributed as follows:

                                    "(a) 53% thereof to the Stillman Group to be
                              divided among each Partner of the Stillman Group in accordance with his Capital Percentage; and

                                    "(b) 47% thereof to the Investor Group, to
                              be divided among each Partner in accordance with his respective Capital Percentage."

                        (6) By deleting subparagraph (G) thereof and
            substituting the following:

                              "(G) Subject to the provisions of subdivisions
                              (F)(1) to (F)(4) inclusive of this Article, any Excess Proceeds received upon a foreclosure of the mortgages or other sale of the entire Property and the termination of the Partnership (less sums previously paid hereunder or under subparagraph
                              (G) of Article 10 of the Realty Partnership
                              Agreement ("Profits and Losses; Distributions") shall be paid to those Partners having positive capital balances in amounts equal to such positive capital accounts and in settlement thereof."

      2. Ratification

            The Agreement as hereby modified and amended is hereby ratified, confirmed and approved and shall continue in full force and effect.

            IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals on the day and year first above written.


                                GENERAL PARTNERS

                                              /s/ Alan N. Stillman
                                    --------------------------------------------
                                                Alan N. Stillman


                                    CHAMBLAIR REALTY, INC.

                                    By /s/ Thomas J. Malmud
                                       -----------------------------------------
                                                  President

                                LIMITED PARTNERS
                                (Investor Group)


                                                  /s/ Leon Levy
                                    --------------------------------------------
                                                    Leon Levy


                                                  /s/ Jack Nash
                                    --------------------------------------------
                                                    Jack Nash


                                               /s/ Albert Willner
                                    --------------------------------------------
                                                 Albert Willner


                                                /s/ James H. Levi
                                    --------------------------------------------
                                                  James H. Levi


                                                 /s/ Myron Chase
                                    --------------------------------------------
                                                   Myron Chase


                                    Peter J. Venison

                                                 /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                                Attorney-in-Fact


                                                 /s/ Colin Keith
                                    --------------------------------------------
                                                   Colin Keith


                                    --------------------------------------------
                                                  Arnold Adlin

                                LIMITED PARTNERS
                                (Stillman Group)


                                               /s/ Bennett Benson
                                    --------------------------------------------
                                                 Bennett Benson


                                                /s/ Ernest Kalman
                                    --------------------------------------------
                                                  Ernest Kalman


                                                /s/ Eugene Byrne
                                    --------------------------------------------
                                                  Eugene Byrne


                                                /s/ James Gannon
                                    --------------------------------------------
                                                  James Gannon


                                                /s/ Joseph Phair
                                    --------------------------------------------
                                                  Joseph Phair


                                               /s/ Frances Singer
                                    --------------------------------------------
                                                 Frances Singer


                                                 /s/ Colin Keith
                                    --------------------------------------------
                                                   Colin Keith

                          SECOND AMENDMENT OF AGREEMENT

                                       OF

                   LIMITED PARTNERSHIP OF ST. JAMES ASSOCIATES

            THIS SECOND AMENDMENT OF AGREEMENT OF LIMITED PARTNERSHIP is made and entered into as of the 1st day of January, 1979, by and among the parties signing this Agreement.

                                   WITNESSETH:

            WHEREAS, on September 13, 1977, pursuant to Certificate of Limited Partnership filed in the County Clerk's office of the County Clerk of New York County as amended by Certificate of Amendment dated as of August 31, 1978 and filed in the said office on January 25, 1979 and by Certificate of Second Amendment of such Certificate dated as of January 1, 1979 and filed in said office on January 10, 1980, and Agreement of Limited Partnership dated September 12, 1977 as modified and amended by a First Amendment of Agreement of Limited Partnership (said agreement, as so modified and amended being hereinafter called the ("Agreement"), St. James Associates was organized as a New York limited partnership (the "partnership"); and

            WHEREAS, the parties desire to modify the Agreement, thereby confirming prior understandings reached by them in certain respects, all as hereinafter set forth.

            NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

      1. Amendment of Agreement.

            The Agreement is hereby modified and amended effective as of the 1st day of January, 1980, by substituting for Exhibit A annexed thereto, Exhibit A annexed hereto and by approving and consenting to the admission of Stillman as a Limited Partner and a member of the Stillman Group.

      2. Ratification

            The Agreement as hereby modified and amended is hereby ratified, confirmed and approved and shall continue in full force and effect.

            IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals on the day and year first above written.


                                GENERAL PARTNERS

                                              /s/ Alan N. Stillman
                                    --------------------------------------------
                                                Alan N. Stillman


                                    CHAMBLAIR REALTY, INC.

                                    By /s/ Thomas J. Malmud
                                       -----------------------------------------
                                                  President

                                LIMITED PARTNERS
                                (Stillman Group)


                                              /s/ Alan N. Stillman
                                    --------------------------------------------
                                                Alan N. Stillman


                                               /s/ Bennett Benson
                                    --------------------------------------------
                                                 Bennett Benson


                                                /s/ Ernest Kalman
                                    --------------------------------------------
                                                  Ernest Kalman


                                                /s/ Eugene Byrne
                                    --------------------------------------------
                                                  Eugene Byrne


                                                /s/ James Gannon
                                    --------------------------------------------
                                                  James Gannon


                                                /s/ Joseph Phair
                                    --------------------------------------------
                                                  Joseph Phair


                                               /s/ Frances Singer
                                    --------------------------------------------
                                                 Frances Singer


                                                 /s/ Colin Keith
                                    --------------------------------------------
                                                   Colin Keith

                                LIMITED PARTNERS
                                (Investor Group)


                                                  /s/ Leon Levy
                                    --------------------------------------------
                                                    Leon Levy


                                                  /s/ Jack Nash
                                    --------------------------------------------
                                                    Jack Nash


                                               /s/ Albert Willner
                                    --------------------------------------------
                                                 Albert Willner


                                                /s/ James H. Levi
                                    --------------------------------------------
                                                  James H. Levi


                                                 /s/ Myron Chase
                                    --------------------------------------------
                                                   Myron Chase


                                    Peter J. Venison

                                                 /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                                Attorney-in-Fact


                                                 /s/ Colin Keith
                                    --------------------------------------------
                                                   Colin Keith


                                                /s/ Arnold Adlin
                                    --------------------------------------------
                                                  Arnold Adlin

NAME AND                           CAPITAL          CAPITAL          ADDITIONAL
RESIDENCE                        CONTRIBUTION      PERCENTAGE         CAPITAL*
---------                        ------------      ----------        ---------

                                GENERAL PARTNERS
                                (Stillman Group)

Alan N. Stillman                  $13,750.51            5.0002        $15,000.64
322 East 57 Street
New York, N.Y.

                                (Investor Group)

Chamblair Realty Inc.                 229.17             .0832             50.00
c/o Warshaw Burstein
Cohen Schlesinger & Kuh
555 Fifth Avenue
New York, N.Y.
Att: Thomas J. Malmud

                                       LIMITED PARTNERS
                                       (Stillman Group)

Alan N. Stillman                    5,728.50            2.0831          6,249.36
322 East 57 Street
New York, N.Y.

Bennett Benson                     10,770.92            3.9167         11,750.00
230 East 48 Street
New York, N.Y.

Ernest Kalman                      10,770.92            3.9167         11,750.00
23 Hyatt Street
Briarcliff, N.Y.

Frances Singer                        916.67             .3333          1,000.00
3601 Johnson Avenue
Bronx, New York

Eugene Byrne                        1,145.80             .4168          1,250.00
300 East Devonia Ave
Mt. Vernon, N.Y.

James Gannon                          916.67             .3333          1,000.00
334 East 54th Street
New York, N.Y.

Joseph Phair                          916.67             .3333          1,000.00
5809 - 75th Street
Elmhurst, N.Y.

Colin Keith                           916.67             .3333          1,000.00
175 East 74 Street
New York, N.Y.

* Less sums contributed as partners of M W Realty Associates, a New York Limited Partnership.

                                    EXHIBIT A
                                    (Page 1)

NAME AND                           CAPITAL          CAPITAL          ADDITIONAL
RESIDENCE                        CONTRIBUTION      PERCENTAGE         CAPITAL*
---------                        ------------      ----------        ---------

                                      LIMITED PARTNERS
                                      (Investor Group)

Leon Levy                         $44,026.58         16.0097        $ 9,605.80
983 Park Avenue
New York, N.Y.

Jack Nash                          44,026.58         16.0097          9,605.80
784 Park Avenue
New York, N.Y.

Albert Willner                     44,026.58         16.0097          9,605.80
45 Crest Drive
So. Orange, N.J.

Myron Chase                        44,026.58         16.0097          9,605.80
1005 Seven Oaks Lane
Mamaroneck, N.Y.

James H. Levi                      26,415.59          9.6057          5,763.40
85 Larchmont Avenue
Larchmont, N.Y.

Peter Venison                      13,208.02          4.8029          2,881.75
P.O. Box 5087
Johannesburg,
  South Africa

Colin Keith                         8,805.04          3.2018          1,921.10
175 East 74th St
New York, N.Y.

Arnold Adlin                        4,402.53          1.6009            960.55
6 Ridgecrest East
Scarsdale, N.Y.

* Less sums contributed as partners of M W Realty Associates, a New York Limited Partnership.

                                    EXHIBIT A
                                    (Page 2)

                          THIRD AMENDMENT OF AGREEMENT
                                       OF
                   LIMITED PARTNERSHIP OF ST. JAMES ASSOCIATES

            THIS THIRD AMENDMENT OF AGREEMENT OF LIMITED PARTNERSHIP is made and entered into as of the 1st day of October, 1980, by and among the parties signing this Agreement.

                                   WITNESSETH:

            WHEREAS, on September 13, 1977, pursuant to Certificate of Limited Partnership filed in the County Clerk's office of the County Clerk of New York County as amended by Certificate of Amendment dated as of August 31, 1978 and filed in the said office on January 25, 1979 and by Certificate of Second Amendment of such Certificate dated as of January 1, 1979 and filed in said office on January 10, 1980 and by Certificate of Third Amendment dated as of January 1, 1979 and filed in said office on March 4, 1980, and Agreement of Limited Partnership dated September 12, 1977 as modified and amended by a First Amendment of Agreement of Limited partnership and by a Second Amendment of Agreement of Limited partnership dated as of January 1, 1979 (said agreement, as so modified and amended being hereinafter called the ("Agreement"), St. James Associates was organized as a New York limited partnership (the "Partnership"); and

            WHEREAS, the parties desire to modify the Agreement, thereby confirming prior understandings reached by them in cer-tain respects, all as hereinafter set forth.

            NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

      1. Amendment of Agreement.

            The Agreement is hereby modified and amended effective as of the 1st day of October, 1980 as follows:

            A. By deleting each reference to "TWTF Restaurant Group" and replacing it with "TGI Specialty Restaurant Consulting and Management, Inc.".

            B. By adding, after the phrase "(hereinafter defined)" in line 20 of subparagraph (F) of Article 9 of the Agreement ("Rights, Duties and Obligations of Partners") the following: "provided, however, if the business of TGI Specialty Restaurant Consulting and Management, Inc. is not operated and directed by Stillman, the Corporate General partner may terminate the retention of such entity and replace such entity with any person, firm and corporation selected by the Corporate General Partner." and deleting from lines 20 and 21 of that subparagraph the following: "for Sales in such year of $2 million or less, and 1.3% of all Sales in such year which exceed $2 million."

            C. By deleting the period at the end of subdivision (2) of subparagraph (B) of Article 15 ("Representations and Covenants of the Stillman Group") and adding the following: "until the retention of such entity is terminated as permitted hereunder."

            D. By adding to the end of subparagraph (C) of Article 17 ("Books and Records") the following sentence: The independent public accountant shall be Oppenheim, Appel, Dixon & Co., Certified Public Accountant, or such other firm approved in writing by the members of the Investor Group who hold 67 or more in the Capital Percentage of that Group.

      2. Ratification

            The Agreement as hereby modified and amended is hereby ratified, confirmed and approved and shall continue in full force and effect.

            IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals on the day and year first above written.


                                GENERAL PARTNERS

                                              /s/ Alan N. Stillman
                                    --------------------------------------------
                                                Alan N. Stillman


                                    CHAMBLAIR REALTY, INC.

                                    By /s/ Thomas J. Malmud
                                       -----------------------------------------
                                                  President

                                LIMITED PARTNERS
                                (Stillman Group)


                                              /s/ Alan N. Stillman
                                    --------------------------------------------
                                                Alan N. Stillman


                                               /s/ Bennett Benson
                                    --------------------------------------------
                                                 Bennett Benson


                                                /s/ Ernest Kalman
                                    --------------------------------------------
                                                  Ernest Kalman


                                                /s/ Eugene Byrne
                                    --------------------------------------------
                                                  Eugene Byrne


                                                /s/ James Gannon
                                    --------------------------------------------
                                                  James Gannon


                                                /s/ Joseph Phair
                                    --------------------------------------------
                                                  Joseph Phair


                                               /s/ Frances Singer
                                    --------------------------------------------
                                                 Frances Singer


                                                 /s/ Colin Keith
                                    --------------------------------------------
                                                   Colin Keith

                                LIMITED PARTNERS
                                (Investor Group)


                                                  /s/ Leon Levy
                                    --------------------------------------------
                                                    Leon Levy


                                                  /s/ Jack Nash
                                    --------------------------------------------
                                                    Jack Nash


                                               /s/ Albert Willner
                                    --------------------------------------------
                                                 Albert Willner


                                                /s/ James H. Levi
                                    --------------------------------------------
                                                  James H. Levi


                                                 /s/ Myron Chase
                                    --------------------------------------------
                                                   Myron Chase


                                    Peter J. Venison

                                                 /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                                Attorney-in-Fact


                                                 /s/ Colin Keith
                                    --------------------------------------------
                                                   Colin Keith


                                                /s/ Arnold Adlin
                                    --------------------------------------------
                                                  Arnold Adlin

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the 4th day of December, 1980, before me personally came ALAN N. STILLMAN, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.

                                                   /s/ Vera Hallemann Leifman
                                                   --------------------------
                                                          Notary Public

                                                    VERA HALLEMANN LEIFMAN
                                               NOTARY PUBLIC, State of New York
                                                        No. 314687795
                                                 Qualified in New York County
                                              Commission Expires March 30, 1981

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the 4th day of December, 1980, before me personally came BENNETT BENSON, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                          /s/ Vera Hallemann Leifman
                                          --------------------------
                                                 Notary Public

                                            VERA HALLEMANN LEIFMAN
                                       NOTARY PUBLIC, State of New York
                                                 No. 314687795
                                         Qualified in New York County
                                       Commission Expires March 30, 1981

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the 3rd day of December, 1980, before me personally came ERNEST KALMAN, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                           /s/ Gregory P. Prissmann
                                           ------------------------
                                                 Notary Public

                                             GREGORY P. PRISSMANN
                                       NOTARY PUBLIC, State of New York
                                                No. 31-3157471
                                         Qualified in New York County
                                       Commission Expires March 30, 1981

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the 9th day of December, 1980, before me personally came EUGENE BYRNE, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.

                                               /s/ Howard Weiner
                                               -----------------
                                                 Notary Public

                                                 HOWARD WEINER
                                       NOTARY PUBLIC, State of New York
                                                No. 31-4657659
                                         Qualified in New York County
                                       Commission Expires March 30, 1981

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the 9th day of December, 1980, before me personally came JAMES GANNON, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                               /s/ Howard Weiner
                                               -----------------
                                                 Notary Public

                                                 HOWARD WEINER
                                       NOTARY PUBLIC, State of New York
                                                No. 31-4657659
                                         Qualified in New York County
                                       Commission Expires March 30, 1981

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

             On the 9th day of December, 1980, before me personally came JOSEPH PHAIR, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                               /s/ Howard Weiner
                                               -----------------
                                                 Notary Public

                                                 HOWARD WEINER
                                       NOTARY PUBLIC, State of New York
                                                No. 31-4657659
                                         Qualified in New York County
                                       Commission Expires March 30, 1981

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the 10th day of December, 1980, before me personally came FRANCES SINGER, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                               /s/ Howard Weiner
                                               -----------------
                                                 Notary Public

                                                 HOWARD WEINER
                                       NOTARY PUBLIC, State of New York
                                                No. 31-4657659
                                         Qualified in New York County
                                       Commission Expires March 30, 1981

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the [ILLEGIBLE] day of December, 1980, before me personally came COLIN KEITH, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.

                                              /s/ Joan Haderstick
                                              -------------------
                                                 Notary Public

                                                JOAN HADERSTICK
                                       NOTARY PUBLIC, State of New York
                                                No. [ILLEGIBLE]
                                        Qualified in [ILLEGIBLE] County
                                   Commission Expires March 30, [ILLEGIBLE]

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the 5 day of December, 1980, before me personally came THOMAS J. MALMUD, to me known, who, being by me duly sworn, did depose and say, that he resides at 7 Seymour Place, White Plains, New York; that he is the president of Chamblair Realty Inc., the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                                /s/ [ILLEGIBLE]
                                                ---------------
                                                 Notary Public

                                                  [ILLEGIBLE]

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

             On the 29th day of October, 1980, before me personally came LEON LEVY, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                /s/ [ILLEGIBLE]
                                                ---------------
                                                 Notary Public

                                                  [ILLEGIBLE]
                                       NOTARY PUBLIC, State of New York
                                             No. 31-755[ILLEGIBLE]
                                        Qualified in [ILLEGIBLE] County
                                       Commission Expires March 30, 1982

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the 31st day of October, 1980, before me personally came JACK NASH, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                           /s/ Helen M. Rosenbergen
                                           ------------------------
                                                 Notary Public

                                             HELEN M. ROSENBERGEN
                                       NOTARY PUBLIC, State of New York
                                      No. 03-3352985 - Qual. in Bronx Co.
                                        Cert. Filed in New York County
                                      Commission Expires March 30, 1981

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the 29th day of October, 1980, before me personally came JAMES H. LEVI, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                             /s/ Stephanie A. Long
                                             ---------------------
                                                 Notary Public

                                               STEPHANIE A. LONG
                                       NOTARY PUBLIC, State of New York
                                                No. [ILLEGIBLE]
                                       Cert. Filed in [ILLEGIBLE] County
                                  Commission Expires March 30, 198[ILLEGIBLE]

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the 5th day of December, 1980, before me personally came THOMAS
J. MALMUD, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same as Attorney-in-Fact for Peter J. Venison pursuant to Power of Attorney date September 25, 1979.


                                              /s/ Murray Lambert
                                              ------------------
                                                 Notary Public

                                                MURRAY LAMBERT
                                          Murray Lambert of New York
                                                No. [ILLEGIBLE]
                                        Certified in [ILLEGIBLE] County
                                       Commission Expires March 30, 1982

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the 11 day of December, 1980, before me personally came COLIN KEITH, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                              /s/ Joan Haderstick
                                              -------------------
                                                 Notary Public

                                                JOAN HADERSTICK
                                      NOTARY PUBLIC,[ILLEGIBLE] New York
                                                No. [ILLEGIBLE]
                                           Qualified in Kings County
                                       Commission Expires March 30, 1982

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the 15th day of December, 1980, before me personally came ARNOLD ADLIN, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                             /s/ Stephanie A. Long
                                             ---------------------
                                                 Notary Public

                                               STEPHANIE A. LONG
                                       NOTARY PUBLIC, State of New York
                                                No. [ILLEGIBLE]
                                              [ILLEGIBLE] County
                                       Commission Expires March 30, 1981

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the 3rd day of December, 1980, before me personally came MYRON CHASE, to me known, and known to me, to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                             /s/ Gloria J. Clarke
                                             --------------------
                                                 Notary Public

                                               GLORIA J. CLARKE
                                       Notary Public, State of New York
                                              No. 24-[ILLEGIBLE]
                                           Qualified in Kings County
                                    Certification Filed in New York Country
                                       Commission Expires March 30, 1981

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the 5 day of December, 1980, before me personally came ALBERT WILLNER, to me known, and known to me, to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                              /s/ Murray Lambert
                                              ------------------
                                                 Notary Public

                                                MURRAY LAMBERT
                                          Murray Lambert of New York
                                                No. 41-7400500
                                          Certified in Queens County
                                       Commission Expires March 30, 1982

                          FOURTH AMENDMENT OF AGREEMENT

                                       OF

                   LIMITED PARTNERSHIP OF ST. JAMES ASSOCIATES

            THIS FOURTH AMENDMENT OF AGREEMENT OF LIMITED PARTNERSHIP is made and entered into as of the 31st day of December, 1983 by and among the parties signing this Agreement.

                                   WITNESSETH

            WHEREAS, St. James Associates (the "Partnership") was organized as a New York limited partnership pursuant to a Certificate of Limited Partnership of the partnership filed in the office of the County Clerk of New York County on September 13, 1977, as amended by a Certificate of Amendment dated as of August 31, 1978 and filed in the said office on January 25, 1979 and by a Certificate of Second Amendment of such Certificate dated as of January 1, 1979 and filed in said office on January 10, 1980 and by a Certificate of Third Amendment dated as of January 1, 1979 and filed in said office on March 4 1980; and

            WHEREAS, the partners in the Partnership set forth their respective rights, duties and obligations pursuant to an Agreement of Limited Partnership dated September 12, 1977, as modified and amended by a First Amendment of Agreement of Limited Partnership dated as of January 1, 1979, by a Second Amendment of Agreement of Limited Partnership dated as of January 1, 1979 and by a Third Amendment of Agreement of Limited Partnership dated as of October 1, 1980 (said Agreement, as so modified and amended, being hereinafter called the "Agreement"); and

            WHEREAS, Alan N. Stillman assigned his entire interest as a general partner in the Partnership to Smith & Wollensky Operating Corp., a New York corporation, effective as of December 31, 1983 as conditioned upon the consent thereto of all of the Partners of the Partnership (the "GP Assignment"); and

            WHEREAS, Alan N. Stillman assigned his entire interest as a limited partner in the Partnership, .2096/2.0831 of his interest to Donna Stillman, as
Trustee under a Trust Agreement dated December    , 1983 for the benefit of
Michael Stillman and 1.8735/2.0831 of his interest to Smith & Wollensky Operating Corp., a New York corporation, effective as of December 31, 1983 as conditioned upon the consent thereto of all of the Partners of the Partnership (the "LP Assignment"); and

            WHEREAS, Myron L. Chase assigned 3.0/16.0097 of his entire interest as a limited partner in the Partnership to the

Chase Trust Partnership, a general partnership, on September 19, 1983 (the "Chase Assignment"); and

            WHEREAS, the parties desire to modify the Agreement to reflect the GP Assignment, the LP Assignment, the Chase Assignment and certain changes in the taxation of the Partnership resulting from the GP Assignment all as hereinafter set forth.

            NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

            1. Consent and Waiver

            The parties hereby consent to the GP Assignment, the LP Assignment and the Chase Assignment and agree to waive any rights they may have to receive notice thereof and any and all rights resulting therefrom pursuant to Article 11 ("Restrictions on Transfer") of the Agreement.

            2. Amendment of Agreement

            The Agreement is hereby modified and amended effective as of December 31, 1983 as follows:

      (A) By deleting each reference to "TGI Specialty Restaurant Consulting and Management, Inc." and replacing it with "The New York Restaurant Group, Inc."

      (B) Article 1 ("Definitions") shall be modified as follows:

                        (1) By deleting from subparagraph (K) "Alan N. Stillman"
                  and substituting therefor, "Smith & Wollensky Operating
                  Corp.".

                        (2) By deleting from subparagraph (JJ) "ALAN N.
                  STILLMAN" and substituting therefor "SMITH & WOLLENSKY OPERATING CORP.".

                        (3) By deleting from subparagraph (KK) "Stillman" and
                  substituting therefor "Smith & Wollensky Operating Corp.".

      (C) Article 6 of the Agreement ("General and Limited Partners") is hereby modified and amended by deleting from subparagraph (A) "ALAN N. STILLMAN, residing at 322 East 57th Street, New York City" and substituting therefor "SMITH & WOLLENSKY OPERATING CORP., a New York Corporation with an office c/o The New York Restaurant Group, Inc., 401 East 63rd Street, New York, NY 10021.".

      (D) Subparagraph D of Article 10 of the Agreement ("Profits and Losses; Distributions") is hereby modified and amended by revising subdivision 4(b) thereof to read in its entirety as follows:

            "(b) Except as provided in the subdivision (D) (4)(c), Net Profits of the partnership shall be allocated as follows:

                  (i) To the Partners referred to in subdivision (1) of subparagraph (F) of Article 10, to the extent of the amount distributed to each such Partner during the fiscal year; and

                  (ii) Of the remaining Net Profits, 53% thereof to the Stillman Group to be divided among each Partner of the Stillman Group in accordance with his respective Capital Percentage, and 47% thereof to the Investors Group to be divided among each Partner of the Investors Group in accordance with his respective Capital Percentage"

      (E) Subparagraph F of Article 10 of the Agreement ("Profits and Losses; Distributions") is hereby modified and amended by inserting the following provision as subdivision 1 thereof and renumbering subdivisions (1) to (5) inclusive of such subparagraph F as subdivisions (2) to (6) inclusive:

            "(1) For any fiscal year beginning on or after January 1, 1984, to each Partner, an amount equal to such Partner's New York City Unincorporated Business Tax or Corporation Business Tax liability for the preceding fiscal year attributable to Partnership income paid or allocated to such Partner in the preceding fiscal year. Such amount may not exceed the lesser of (a) the City of New York Unincorporated Business Tax savings realized by the

                  Partnership for its preceding fiscal year from the exemption which it receives under Section S46-9.0(2) of the New York City Administrative Code attributable to the income paid or allocated to such Partner; or (b) the Partner's total New York City Unincorporated or Corporation Business Tax for the preceding fiscal year; and then"

      (F) Subparagraph G of Article 10 of the Agreement ("Profits and Losses; Distributions") is hereby modified and amended to read in its entirety as follows:

            "(G) Subject to the provisions of subdivisions (F)(1) to (F)(5) inclusive of this Article, any Excess Proceeds received upon a foreclosure of the mortgages or other sale of the entire Property and the termination of the Partnership (less sums previously paid hereunder or under subparagraph (G) of Article 10 of the Realty Partnership Agreement ("Profits and Losses; Distributions")) shall be paid to those Partners having positive capital balances in amounts equal to such positive capital accounts and in settlement thereof."

      (G) Exhibit A of the Agreement is hereby modified and amended by substituting for Exhibit A annexed thereto, Exhibit A annexed hereto.

            3. Ratification

            The Agreement as modified and amended herein is hereby ratified, confirmed and approved in all respects and shall continue in full force and effect.

            IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the day and year first above written.

                                GENERAL PARTNERS


                                         SMITH & WOLLENSKY OPERATING
                                           CORP.
                                         (Incoming General Partner)

                                         By
                                           -------------------------------------
                                            Alan N. Stillman, President


                                         ---------------------------------------
                                         Alan N. Stillman (withdrawing
                                            General Partner)


                                         CHAMBLAIR REALTY, INC.

                                         By
                                           -------------------------------------
                                                                 President

                                LIMITED PARTNERS
                                (Stillman Group)


                                         ---------------------------------------
                                          Alan N. Stillman (withdrawing
                                             limited partner)


                                         SMITH & WOLLENSKY OPERATING
                                            CORP.
                                         (Incoming Limited Partner)

                                         By
                                           -------------------------------------
                                            Alan N. Stillman, President


                                         ---------------------------------------
                                         Donna Stillman, as Trustee
                                           U/T/A dated December       ,
                                          1983 f/b/o Michael Stillman
                                          (Incoming Limited Partner)


                                         ---------------------------------------
                                         Bennett Benson


                                         ---------------------------------------
                                         Ernest Kalman


                                         ---------------------------------------
                                         Eugene Byrne


                                         ---------------------------------------
                                         James Gannon


                                         ---------------------------------------
                                         Joseph Phair


                                         ---------------------------------------
                                         Frances Singer


                                         ---------------------------------------
                                         Colin Keith

                                LIMITED PARTNERS
                                (Investor Group)


                                         ---------------------------------------
                                         Leon Levy


                                         ---------------------------------------
                                         Jack Nash


                                         ---------------------------------------
                                         Albert Willner


                                         ---------------------------------------
                                         James H. Levi


                                         ---------------------------------------
                                         Myron Chase


                                         Peter J. Venison


                                         By
                                           -------------------------------------
                                            Attorney-in-fact


                                         ---------------------------------------
                                         Colin Keith


                                         ---------------------------------------
                                         Arnold Adlin


                                         Chase Trust Partnership
                                         (Incoming Limited Partner)

                                         By
                                           -------------------------------------
                                                                        Partner

NAME AND                           CAPITAL          CAPITAL          ADDITIONAL
RESIDENCE                        CONTRIBUTION      PERCENTAGE         CAPITAL*
---------                        ------------      ----------        ---------

                                        GENERAL PARTNERS
                                        (Stillman Group)

Stillman & Wollensky              $13,750.51            5.0002        $15,000.64
    Operating Corp.
c/o The New York Restaurant
    Group, Inc.
401 East 63rd Street
New York, N.Y.

                                (Investor Group)

Chamblair Realty Inc.                 229.17             .0832             50.00
c/o Warshaw Burstein
Cohen Schlesinger & Kuh
555 Fifth Avenue
New York, N.Y.
Att: Thomas J. Malmud

                                         LIMITED PARTNERS
                                         (Stillman Group)

Smith & Wollensky Operating         5,152.10            1.8735          5,620.56
  Corp.
c/o The New York Restaurant
 Group, Inc.
401 East 63rd Street
New York, New York

Donna Stillman, as                    576.40             .2096            628.80
 Trustee, under a Trust
 Agreement dated December
      ,  1983 for the benefit
 of Michael Stillman

Bennett Benson                     10,770.92            3.9167         11,750.00
230 East 48 Street
New York, N.Y.

Ernest Kalman                      10,770.92            3.9167         11,750.00
23 Hyatt Street
Briarcliff, N.Y.

Frances Singer                        916.67             .3333          1,000.00
3601 Johnson Avenue
Bronx, New York

* Less sums contributed as partners of M W Realty Associates, a New York Limited Partnership.

                                    EXHIBIT A
                                    (Page 1)

NAME AND                           CAPITAL          CAPITAL          ADDITIONAL
RESIDENCE                        CONTRIBUTION      PERCENTAGE         CAPITAL*
---------                        ------------      ----------        ---------

Eugene Byrne                        1,145.80             .4168          1,250.00
300 East Devonia Ave
Mt. Vernon, N.Y.

James Gannon                          916.67             .3333          1,000.00
334 East 54th Street
New York, N.Y.

                                         LIMITED PARTNERS
                                         (Investor Group)

Joseph Phair                          916.67             .3333          1,000.00
5809 - 75th Street
Elmhurst, N.Y.

Colin Keith                           916.37             .3333          1,000.00
175 East 74 Street
New York, N.Y.

Leon Levy                         $44,026.58           16.0097        $ 9,605.80
983 Park Avenue
New York, N.Y.

Jack Nash                          44,026.58           16.0097          9,605.80
784 Park Avenue
New York, N.Y.

Albert Willner                     44,026.58           16.0097          9,605.80
45 Crest Drive
So. Orange, N. J

Myron Chase                        35,776.60           13.0097          7,805.80
1005 Seven Oaks Lane
Mamaroneck, N.Y.

Chase Trust Partnership             8,249.98            3.0000          1,800.00
201 East 42nd Street
New York, N.Y.

James H. Levi                      26,415.59            9.6057          5,763.40
85 Larchmont Avenue
Larchmont, N.Y.

Peter Venison                      13,208.02            4.8029          2,881.75
9 Hillview Drive
Scarsdale, N.Y.

Colin Keith                         8,805.04            3.2018          1,921.10
175 East 74th St
New York, N.Y.

Arnold Adlin                        4,402.53            1.6009            960.55
6 Ridgecrest East
Scarsdale, N.Y.

* Less sums contributed as partners of M W Realty Associates, a New York Limited Partnership.

                                    EXHIBIT A

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came ALAN N.
STILLMAN, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me came ALAN N. STILLMAN, to me known, who, being by me duly sworn, did depose and say; that he resides at 322 East 57th Street, New York, New York; that he is the President of Smith & Wollensky Operating Corp., the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by order of the board of directors of said corporation and that he signed his name thereto by like order.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came DONNA
STILLMAN, as Trustee under a Trust Agreement dated December    , 1983 for the
benefit of Michael Stillman, to me known and know to me to be the person described in and who executed the foregoing instrument and acknowledged to me that she executed the same in her capacity as said Trustee.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came BENNETT
BENSON, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came ERNEST
KALMAN, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came EUGENE
BYRNE, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------
                                                 Notary Public

                                             )
STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came JAMES
GANNON, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came JOSEPH
PHAIR, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came FRANCES
SINGER, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that she executed the same.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came COLIN
KEITH, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came THOMAS J.
MALMUD, to me known, who, being by me duly sworn, did depose and say: that he resides at 7 Seymour Place, White Plains, New York; that he is the President of Chamblair Realty Inc., the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation and that he signed his name thereto by like order.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came LEON
LEVY, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came JACK
NASH, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came JAMES H.
LEVI, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came THOMAS J.
MALMUD, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same, as Attorney-in-Fact for Peter J. Venison pursuant to Power of Attorney dated September 25, 1979.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came COLIN
KEITH, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came ARNOLD
ADLIN, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came MYRON
CHASE, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came ALBERT
WILLNER, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                                 -------------
                                                 Notary Public

STATE OF NEW YORK  )
                   :   ss.:
COUNTY OF NEW YORK )

            On the    day of December, 1983, before me personally came STEPHEN
CHASE, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same as a partner of the Chase Trust Partnership.


                                                 -------------
                                                 Notary Public

                          FIFTH AMENDMENT OF AGREEMENT

                                       OF

                   LIMITED PARTNERSHIP OF ST. JAMES ASSOCIATES

            THIS FIFTH AMENDMENT OF AGREEMENT OF LIMITED PARTNERSHIP is made and entered into as of the 20th day of January, 1984 by and among the parties signing this Agreement.

                                   WITNESSETH

            WHEREAS, James Associates (the "Partnership") was organized as a New York limited partnership pursuant to a Certificate of Limited Partnership of the Partnership filed in the office of the County Clerk of New York County on September 13, 1977, as amended by a Certificate of Amendment dated as of August 31, 1978 and filed in the said office on January 25, 1979 and by a Certificate of Second Amendment of such Certificate dated as of January 1, 1979 and filed in said office on January 10, 1980 and by a Certificate of Third Amendment dated as of January 1, 1979 and filed in said office on March 4, 1980 and by a Certificate of Fourth Amendment dated as of December 31, 1983 and to be filed after the execution hereof; and

            WHEREAS, the partners in the Partnership set forth their respective rights, duties and obligations pursuant to an

Agreement of Limited Partnership dated September 12, 1977, as modified and amended by a First Amendment of Agreement of Limited Partnership dated as of January 1, 1979, by a Second Amendment of Agreement of Limited Partnership dated as of January 1, 1979, by a Third Amendment of Agreement of Limited Partnership dated as of October 1, 1980 and by a Fourth Amendment of Agreement dated as of December 31, 1983 (said Agreement, as so modified and amended, being hereinafter called the "Agreement"); and

            WHEREAS, Donna Stillman assigned .2097/.629 of her interest as a limited partner in the partnership to Ronald Nicholson, Robert Villency and Donna Stillman, as Trustees under a Trust Agreement dated as of December 31, 1983 for the benefit of Michael Stillman (the "Trust Assignment"); and

            WHEREAS, the parties desire to modify the Agreement to reflect the Trust Assignment all as hereinafter set forth.

            NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

            1. Consent and Waiver

            The General Partners (as defined in the Agreement) hereby consent to the Trust Assignment in the form thereof.

            2. Amendment of Agreement

            The Agreement is hereby modified and amended effective as of January 20, 1984 as follows:

      (A) Exhibit A of the Agreement is hereby modified and amended by substituting for Exhibit A annexed thereto, Exhibit A annexed hereto.

            3. Ratification

            The Agreement as modified and amended herein is hereby ratified, confirmed and approved in all respects and shall continue in full force and effect.

            IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the day and year first above written.

                                GENERAL PARTNERS


                                         SMITH & WOLLENSKY OPERATING
                                           CORP.

                                         By /s/  Alan N. Stillman
                                           -------------------------------------
                                           Alan N. Stillman, President


                                         CHAMBLAIR REALTY, INC.

                                         By /s/ Thomas J. Malmud
                                           -------------------------------------
                                                                   President

                                LIMITED PARTNERS
                                (Stillman Group)

                                         SMITH & WOLLENSKY OPERATING
                                           CORP.

                                         By /s/  Alan N. Stillman
                                           -------------------------------------
                                           Alan N. Stillman, President


                                         /s/ Donna Stillman
                                         ---------------------------------------
                                         Donna Stillman, as Trustee


                                         /s/ Ronald Nicholson
                                         ---------------------------------------
                                         Ronald Nicholson, as Trustee


                                         /s/ Robert Villency
                                         ---------------------------------------
                                         Robert Villency, as Trustee

                                         As Trustees under a Trust
                                           Agreement dated as of
                                           December 31, 1983 for the
                                           benefit of Michael Stillman
                                           (Assignee)


                                         /s/ Donna Stillman
                                         ---------------------------------------
                                         Donna Stillman (Assignor)


                                         /s/ Bennett Benson
                                         ---------------------------------------
                                         Bennett Benson


                                         /s/ Ernest Kalman
                                         ---------------------------------------
                                         Ernest Kalman


                                         /s/ Eugene Byrne
                                         ---------------------------------------
                                         Eugene Byrne


                                         /s/ James Gannon
                                         ---------------------------------------
                                         James Gannon


                                         /s/ Joseph Phair
                                         ---------------------------------------
                                         Joseph Phair

                                         /s/ Frances Singer
                                         ---------------------------------------
                                         Frances Singer


                                         /s/ Colin Keith
                                         ---------------------------------------
                                         Colin Keith

                                LIMITED PARTNERS
                                (Investor Group)


                                         /s/ Leon Levy
                                         ---------------------------------------
                                         Leon Levy


                                         /s/ Jack Nash
                                         ---------------------------------------
                                         Jack Nash


                                         /s/ Albert Willner
                                         ---------------------------------------
                                         Albert Willner


                                         /s/ James H. Levi
                                         ---------------------------------------
                                         James H. Levi


                                         /s/ Myron Chase
                                         ---------------------------------------
                                         Myron Chase


                                         /s/ Peter J. Venison
                                         ---------------------------------------
                                         Peter J. Venison


                                         /s/ Colin Keith
                                         ---------------------------------------
                                         Colin Keith


                                         /s/ Arnold Adlin
                                         ---------------------------------------
                                         Arnold Adlin


                                         Chase Trust Partnership


                                         By /s/ Stephen H. Chase
                                            ------------------------------------
                                            Stephen H. Chase, Partner

NAME AND                           CAPITAL          CAPITAL          ADDITIONAL
RESIDENCE                        CONTRIBUTION      PERCENTAGE         CAPITAL*
---------                        ------------      ----------        ---------

                                        GENERAL PARTNERS
                                        (Stillman Group)

Stillman & Wollensky              $13,750.51            5.0002        $15,000.64
  Operating Corp.
c/o The New York Restaurant
  Group, Inc.
401 East 63rd Street
New York, N.Y.

                                (Investor Group)

Chamblair Realty Inc.                 229.17             .0832             50.00
  c/o Warshaw Burstein
Cohen Schlesinger & Kuh
555 Fifth Avenue
New York, N.Y.
Att: Thomas J. Malmud

                                        LIMITED PARTNERS
                                        (Stillman Group)

Smith & Wollensky Operating         3,422.39            1.2445          3,733.54
  Corp.
c/o The New York Restaurant
Group, Inc.
401 East 63rd Street
New York, New York

Donna Stillman, Ronald              1,153.05             .4193          1,257.91
  Nicholson and Robert
  Villency, as Trustees
  under a Trust Agreement
  dated as of December 31,
  1983 for the benefit of
  Michael Stillman

Donna Stillman                      1,153.06             .4193          1,257.91
322 East 57th Street
New York, New York

Bennett Benson                     10,770.92            3.9167         11,750.00
230 East 48 Street
New York, N.Y.

Ernest Kalman                      10,770.92            3.9167         11,750.00
23 Hyatt Street
Briarcliff, N.Y.

Frances Singer                        916.67             .3333          1,000.00
3601 Johnson Avenue
Bronx, New York

* Less sums contributed as partners of M W Realty Associates, a New York Limited Partnership.


                                    EXHIBIT A
                                    (Page 1)

NAME AND                           CAPITAL          CAPITAL          ADDITIONAL
RESIDENCE                        CONTRIBUTION      PERCENTAGE         CAPITAL*
---------                        ------------      ----------        ---------

Eugene Byrne                        1,145.80             .4168          1,250.00
300 East Devonia Ave
Mt. Vernon, N.Y.

James Gannon                          916.67             .3333          1,000.00
334 East 54th Street
New York, N.Y.

Joseph Phair                          916.67             .3333          1,000.00
5809 - 75th Street
Elmhurst, N.Y.

Colin Keith                           916.67             .3333          1,000.00
175 East 74 Street
New York, N.Y.

                                         LIMITED PARTNERS
                                         (Investor Group)

Leon Levy                         $44,026.58           16.0097        $ 9,605.80
983 Park Avenue
New York, N.Y.

Jack Nash                          44,026.58           16.0097          9,605.80
784 Park Avenue
New York, N.Y.

Albert Willner                     44,026.58           16.0097          9,605.80
45 Crest Drive
So. Orange, N.J.

Myron Chase                        35,776.60           13.0097          7,805.80
1O05 Seven Oaks Lane
Mamaroneck, N.Y.

Chase Trust Partnership             8,249.98            3.0000          1,800.00
201 East 42nd Street
New York, N.Y.

James H. Levi                      26,415.59            9.6057          5,763.40
85 Larchmont Avenue
Larchmont, N.Y.

Peter Venison                      13,208.02            4.8029          2,881.75
P.O. Box 5037
Johannesburg, South Africa

Colin Keith                         8,805.04            3.2018          1,921.10
175 East 74th St
New York, N.Y.

Arnold Adlin                        4,402.53            1.6009            960.55
6 Ridgecrest East
Scarsdale, N.Y.

* Less sums contributed as partners of M W Realty Associates, a New York Limited Partnership.


                                   EXHIBIT A
                                    (Page 2)

                          SIXTH AMENDMENT OF AGREEMENT

                                       OF

                   LIMITED PARTNERSHIP OF ST. JAMES ASSOCIATES

            THIS SIXTH AMENDMENT OF AGREEMENT OF LIMITED PARTNERSHIP is made and entered into as of the 14 day of March, 1986 by and among the parties signing this Agreement.

                                   WITNESSETH:

            WHEREAS, St. James Associates (the "Partnership") was organized as a New York limited partnership pursuant to a Certificate of Limited Partnership of the partnership filed in the office of the County Clerk of New York County Of September 13, 1977, as amended by a Certificate of Amendment dated as of August 31, 1978 and filed in the said office on January 25, 1979 and by a Certificate of Second Amendment of such Certificate dated as of January 1, 1979 and filed in said office on January 10, 1980 and by a Certificate of Third Amendment dated as of January 1, 1979 and filed in said office on March 4, 1980 and by a Certificate of Fourth Amendment dated as of December 31, 1983 and filed in said office on April 24, 1984; and

            WHEREAS, the partners in the Partnership set forth their respective rights, duties and obligations pursuant to an Agreement of Limited Partnership dated September 12, 1977, as modified and amended by a First Amendment of Agreement of Limited Partnership dated as of January 1, 1979, by a Second Amendment of Agreement of Limited Partnership dated as of January 1, 1979, by a Third Amendment of Agreement of Limited Partnership dated as of October 1, 1980, by a Fourth Amendment of Agreement dated as of December 31, 1983 and by a Fifth Amendment of Agreement dated as of January 20, 1984, (said Agreement, as so modified and amended, being hereinafter called the "Agreement"); and

            WHEREAS, the parties desire to modify the Agreement to reflect the Assignment all as hereinafter set forth.

            WHEREAS, by an Assignment (the "Assignment") dated March 14, 1986, Peter Venison, a limited partner in the Investor Group, assigned all of his interest as a limited partner in the capital, income, profits and losses of the Partnership (the "Interest") to James H. Levi to the extent of 90% of the Interest, and to Arnold Adlin to the extent of 10% of the Interest, and their respective heirs, successors and assigns.

            NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

            1. Amendment of Agreement

            The Agreement is hereby modified and amended effective as of July 15, 1986 as follows:

                  (A) Exhibit A of the Agreement is hereby modified and amended by substituting for Exhibit A annexed thereto, Exhibit A annexed hereto.

            2. Ratification

            The Agreement as modified and amended herein is hereby ratified, confirmed and approved in all respects and shall continue in full force and effect.

            IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the day and year first above written.


                                GENERAL PARTNERS

                                         SMITH & WOLLENSKY OPERATING CORP.

                                         By: /s/ Alan N. Stillman
                                             -----------------------------------
                                             Alan N. Stillman, President


                                         CHAMBLAIR REALTY, INC.

                                         By: /s/ Thomas J. Malmud
                                             -----------------------------------
                                             Thomas J. Malmud, President


                                         LIMITED PARTNERS
                                         (Stillman Group)

                                         SMITH AND WOLLENSKY OPERATING CORP.

                                         By: /s/ Alan N. Stillman
                                             -----------------------------------
                                             Alan N. Stillman, President

                                         /s/ Donna Stillman
                                         ---------------------------------------
                                         Donna Stillman


                                         /s/ Donna Stillman
                                         ---------------------------------------
                                         Donna Stillman, as Trustee


                                         /s/ Ronald Nicholson
                                         ---------------------------------------
                                         Ronald Nicholson, as Trustee


                                         /s/ Robert Villency
                                         ---------------------------------------
                                         Robert Villency, as Trustee

                                         As Trustees under a Trust
                                         Agreement dated as of
                                         December 31, 1983 for the
                                         benefit of Michael Stillman


                                         /s/ Bennett Benson
                                         ---------------------------------------
                                         Bennett Benson


                                         /s/ Ernest Kalman
                                         ---------------------------------------
                                         Ernest Kalman


                                         /s/ Eugene Byrne
                                         ---------------------------------------
                                         Eugene Byrne


                                         /s/ James Gannon
                                         ---------------------------------------
                                         James Gannon


                                         /s/ Joseph Phair
                                         ---------------------------------------
                                         Joseph Phair

                                         /s/ Frances Singer
                                         ---------------------------------------
                                         Frances Singer


                                         /s/ Colin Keith
                                         ---------------------------------------
                                         Colin Keith


                                         LIMITED PARTNERS
                                         (Investor Group)


                                         /s/ Leon Levy
                                         ---------------------------------------
                                         Leon Levy


                                         /s/ Jack Nash
                                         ---------------------------------------
                                         Jack Nash


                                         /s/ Albert Willner
                                         ---------------------------------------
                                         Albert Willner


                                         /s/ James H. Levi
                                         ---------------------------------------
                                         James H. Levi


                                         /s/ Myron Chase
                                         ---------------------------------------
                                         Myron Chase


                                         /s/ Colin Keith
                                         ---------------------------------------
                                         Colin Keith


                                         /s/ Arnold Adlin
                                         ---------------------------------------
                                         Arnold Adlin


                                         Chase Trust Partnership


                                         By: /s/ Stephen H. Chase
                                             -----------------------------------
                                             Stephen H. Chase, Partner

                                         WITHDRAWING LIMITED PARTNER:


                                         /s/ Peter Venison
                                         ---------------------------------------
                                         Peter Venison

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 26th day of March, 1986, before me personally appeared PETER VENISON, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                          /s/ Barbara Joan Poplawsky
                                          --------------------------
                                                 Notary Public

                                            BARBARA JOAN POPLAWSKY
                                        Notary Public, State of New York
                                                No. 03-3134033
                                            Qualified in Bronx County
                                        Commission Expires March 30, 1987

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 17 day of June, 1986, before me personally came JAMES GANNON, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 17 day of June, 1986, before me personally came JOSEPH PHAIR, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 17 day of June, 1986, before me personally came FRANCES SINGER, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that she executed the same.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 17 day of June, 1986, before me personally came BENNETT BENSON, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the day 17 of June, 1986, before me personally came ERNEST KALMAN, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 17 day of June, 1986, before me personally came EUGENE BYRNE, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 17 day of June, 1986, before me personally came COLIN KEITH, to me known and known to me to be the person described in and executed the foregoing instrument and acknowledged to me that he executed the same.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 10th day of July, 1986, before me personally came THOMAS J. MALMUD, to me known, who, being by me duly sworn, did depose and say: that he resides at 7 Seymour Place, White Plains, New York; that he is the President of Chamblair Realty Inc., the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation and that he signed his name thereto by like order.


                                          /s/ Barbara Joan Poplawsky
                                          --------------------------
                                                 Notary Public

                                            BARBARA JOAN POPLAWSKY
                                       Notary Public, State of New York
                                                No. 03-3134033
                                           Qualified in Bronx County
                                       Commission Expires March 30, 1987

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 17 day of June, 1986, before me personally came LEON LEVY, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 30th day of June, 1986, before me came ALAN N. STILLMAN, to me known, who, being by me duly sworn, did depose and say: that he resides at 322 East 57th Street, New York, New York; that he is the President of Smith & Wollensky Operating Corp., the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by order of the board of directors of said corporation and that he signed his name thereto by like order.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 30 day of June, 1986, before me personally came DONNA STILLMAN, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that she executed the same.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 30 day of June, 1986, before me personally came DONNA STILLMAN, as Trustee under a Trust Agreement dated December 31, 1983 for the benefit of Michael Stillman, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that she executed the same in her capacity as said Trustee.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 9 day of July l986, before me personally came RONALD NICHOLSON, as Trustee under a Trust Agreement dated December 31, 1983 for the benefit of Michael Stillman, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same in his capacity as said Trustee.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 9 day of July l986, before me personally came ROBERT VILLENCY, as Trustee under a Trust Agreement dated December 31, 1983 for the benefit of Michael Stillman, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same in his capacity as said Trustee.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

              On the 17 day of June, 1986, before me personally came JACK NASH, to the known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 18 day of June, 1986, before me personally came JAMES H. LEVI, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                              /s/ Eva L. Padilla
                                              ------------------
                                                 Notary Public

                                                EVA L. PADILLA
                                       Notary Public, State of New York
                                                 No. 4853899
                                          Qualified in Suffolk County
                                       Commission Expires Feb. 17, 1988

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

             On the 17 day of June, 1986, before me personally came COLIN KEITH, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 18 day of June, 1986, before me personally came ARNOLD ADLIN, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                              /s/ Eva L. Padilla
                                              ------------------
                                                 Notary Public

                                                EVA L. PADILLA
                                       Notary Public, State of New York
                                                  No. 4853899
                                          Qualified in Suffolk County
                                       Commission Expires Feb. 17, 1988

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 20th day of June, 1986, before me personally came MYRON CHASE, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                               /s/ Michele Meyers
                                               -----------------
                                                 Notary Public

                                                 MICHELE MEYERS
                                       Notary Public, State of New York
                                                No. 31-4769107
                                         Qualified in New York County
                                       Commission Expires March 30, 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

            On the 17 day of June, 1986, before me personally came ALBERT WILLNER, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same.


                                              /s/ Mark K. Levine
                                              ------------------
                                                 Notary Public

                                                MARK K. LEVINE
                                       Notary Public, State of New York
                                                No. 44-4805577
                                         Qualified in Rockland County
                                         Commission Expires 1/31 1989

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )

             On the 20th day of June, 1986, before me personally came STEPHEN CHASE, to me known, and known to me to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same as a partner of the Chase Trust Partnership.


                                               /s/ Michele Meyers
                                               -----------------
                                                 Notary Public

                                                 MICHELE MEYERS
                                       Notary Public, State of New York
                                                No. 31-4769107
                                         Qualified in New York County
                                       Commission Expires March 30, 1989

                                    EXHIBIT A

NAME AND                           CAPITAL          CAPITAL          ADDITIONAL
RESIDENCE                        CONTRIBUTION      PERCENTAGE         CAPITAL*
---------                        ------------      ----------        ---------

                                          GENERAL PARTNERS
                                          (Stillman Group)

Smith & Wollensky                 $13,750.51            5.0002        $15,000.64
  Operating Corp.
c/o The New York Restaurant
  Group, Inc.
401 East 63rd Street
New York, N.Y.

                                (Investor Group)

Chamblair Realty Inc.                 229.17             .0832             50.00
c/o Warshaw Burstein
Cohen Schlesinger & Kuh
555 Fifth Avenue
New York, N.Y.
Att: Thomas J. Malmud

                                         LIMITED PARTNERS
                                         (Stillman Group)

Smith & Wollensky                   3,422.39            1.2445          3,733.54
  Operating Corp.
c/o The New York Restaurant
  Group, Inc.
401 East 63rd Street
New York, N.Y.

Donna Stillman, Ronald              1,153.05             .4193          1,257.91
Nicholson and Robert
Villency, as Trustees
under a Trust Agreement
dated as of December 31,
1983 for the benefit of
Michael Stillman

Donna Stillman                      1,153.06             .4193          1,257.91
322 East 57th Street
New York, New York

* Less sums contributed as Partners of H W Realty Associates, a New York Limited Partnership.

NAME AND                           CAPITAL          CAPITAL          ADDITIONAL
RESIDENCE                        CONTRIBUTION      PERCENTAGE         CAPITAL*
---------                        ------------      ----------        ---------

Bennett Benson                     10,770.92            3.9167         11,750.00
230 East 48th Street
New York, N.Y.

Ernest Kalman                      10,770.92            3.9167         11,750.00
23 Hyatt Street
Briarcliff, N.Y.

Frances Singer                        916.67             .3333          1,000.00
3601 Johnson Avenue
Bronx, New York

Eugene Byrne                        1,145.80             .4168          1,250.00
300 East Devonia Ave.
Mt. Vernon, N.Y.

James Gannon                          916.67             .3333          1,000.00
334 East 54th Street
New York, N.Y.

Joseph Phair                          916.67             .3333          1,000.00
5809 - 75th Street
Elmhurst, N.Y.

Colin Keith                           916.67             .3333          1,000.00
175 East 74th Street
New York, N.Y.

                                          LIMITED PARTNERS
                                          (Investor Group)

Leon Levy                          44,026.58           16.0097          9,605.80
983 Park Avenue
New York, N.Y.

Jack Nash                          44,026.58           16.0097          9,605.80
784 Park Avenue
New York, N.Y.

Albert Willner                     44,026.58           16.0097          9,605.80
45 Crest Drive
So. Orange, N. J.

Myron Chase                        35,776.60           13.0097          7,805.80
1005 Seven Oaks Lane
Mamaroneck, N.Y.

* Less sums contributed as Partners of M W Realty Associates, a New York Limited Partnership.

NAME AND                           CAPITAL          CAPITAL          ADDITIONAL
RESIDENCE                        CONTRIBUTION      PERCENTAGE         CAPITAL*
---------                        ------------      ----------        ---------

Chase Trust Partnership             8,249.98            3.0000         1,800.00
201 East 42nd Street
New York, N.Y.

James H. Levi                      38,302.81           13.9283         8,356.98
85 Larchmont Avenue
Larchmont, N.Y.

Colin Keith                         8,805.04            3.2018         1,921.10
175 East 74th St.
New York, N.Y.

Arnold Adlin                        5,723.33            2.0812         1,248.73
6 Ridgecrest East
Scarsdale, N.Y.

* Less sums contributed as Partners of M W Realty Associates, a New York Limited Partnership.